                                                                  EXECUTION COPY

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- --------------------------------------------------------------------------------



                               CREDIT AGREEMENT


                                     AMONG


                              ETEC SYSTEMS, INC.


                                      AND


                           THE LENDERS NAMED HEREIN


                                      AND



                              ABN AMRO BANK N.V.,
                           AS AGENT FOR THE LENDERS



                                 MAY 24, 1996


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                               CREDIT AGREEMENT
                               ----------------

                               TABLE OF CONTENTS
                               -----------------

   SECTION I.    INTERPRETATION
        1.01.    Definitions................................    1
        1.02.    GAAP.......................................   20
        1.03.    Headings...................................   21
        1.04.    Plural Terms...............................   21
        1.05.    Time.......................................   21
        1.06.    Governing Law..............................   21
        1.07.    Construction...............................   21
        1.08.    Entire Agreement...........................   21
        1.09.    Calculation of Interest and Fees...........   21
        1.10.    Other Interpretive Provisions..............   21

  SECTION II.    CREDIT FACILITIES
        2.01.    Revolving Loan Facility....................   22
        2.02.    Term Loan Facility.........................   26
        2.03.    Commitment Reductions, Etc.................   28
        2.04.    Fees.......................................   29
        2.05.    Prepayments................................   29
        2.06.    Other Payment Terms........................   30
        2.07.    Notes and Interest Account.................   31
        2.08.    Loan Funding...............................   32
        2.09.    Pro Rata Treatment.........................   33
        2.10.    Change of Circumstances....................   34
        2.11.    Taxes on Payments..........................   38
        2.12.    Funding Loss Indemnification...............   40
        2.13.    Replacement of Lenders.....................   40

 SECTION III.    CONDITIONS PRECEDENT
        3.01.    Initial Conditions Precedent...............   41
        3.02.    Conditions Precedent to Each Credit Event..   41
        3.03.    Covenant to Deliver........................   42

  SECTION IV.    REPRESENTATIONS AND WARRANTIES
        4.01.    Borrower's Representations and Warranties..   42
        4.02.    Reaffirmation..............................   48

   SECTION V.    COVENANTS
        5.01.    Affirmative Covenants......................   48
        5.02.    Negative Covenants.........................   52
        5.03.    Financial Covenants........................   60

  SECTION VI.    DEFAULT
        6.01.    Events of Default..........................   61
        6.02.    Remedies...................................   64

 SECTION VII.    THE AGENT AND RELATIONS AMONG LENDERS
        7.01.    Appointment, Powers and Immunities.........   64

        7.02.    Reliance by Agent..........................   65
        7.03.    Defaults...................................   65
        7.04.    Indemnification............................   65
        7.05.    Non-Reliance...............................   66
        7.06.    Resignation or Removal of Agent............   67
        7.07.    Authorization..............................   67
        7.08.    Agent in its Individual Capacity...........   67

SECTION VIII.    MISCELLANEOUS
        8.01.    Notices....................................   67
        8.02.    Expenses...................................   69
        8.03.    Indemnification............................   69
        8.04.    Waivers; Amendments........................   70
        8.05.    Successors and Assigns.....................   70
        8.06.    Setoff; Security Interest..................   74
        8.07.    No Third Party Rights......................   74
        8.08.    Partial Invalidity.........................   74
        8.09.    Jury Trial.................................   74
        8.10.    Counterparts...............................   75
        8.11.    Confidentiality............................   75

SCHEDULES
- ---------

     I        Lenders
     3.01     Initial Conditions Precedent
     4.01(j)  Outstanding Subscriptions, Options, Etc.
     4.01(q)  Subsidiaries
     5.02(a)  Existing Indebtedness
     5.02(b)  Existing Liens
     5.02(e)  Investment Policy


EXHIBITS
- --------

     A    Notice of Revolving Loan Borrowing (2.01(b))
     B    Notice of Revolving Loan Conversion (2.01(d))
     C    Notice of Revolving Loan Interest Period Selection (2.01(e))
     D    Notice of Term Loan Borrowing (2.02(b))
     E    Notice of Term Loan Interest Period Selection (2.02(e))
     F    Revolving Loan Note (2.07(a))
     G    Term Loan Note (2.07(b))
     H    Assignment Agreement (8.05(c))

                               CREDIT AGREEMENT
                               ----------------


          THIS CREDIT AGREEMENT, dated as of May 24, 1996, is entered into by and among:

          (1) ETEC SYSTEMS, INC., a Nevada corporation ("Borrower");
                                                         --------

          (2) Each of the financial institutions from time to time listed in

     Schedule I hereto, as amended from time to time (such financial
     ----------
     institutions to be referred to herein collectively as the "Lenders"); and
                                                                -------

          (3) ABN AMRO BANK N.V., a public company with limited liability organized under the laws of The Netherlands, as agent for the Lenders (in such capacity, "Agent").
                     -----


                                 RECITALS
                                 --------

          A. Borrower has requested the Lenders to provide certain credit facilities to Borrower.

          B. The Lenders are willing to provide such credit facilities upon the terms and subject to the conditions set forth herein.


                                 AGREEMENT
                                 ---------

          NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:


SECTION I.               INTERPRETATION.
                         --------------

          1.01. Definitions. Unless otherwise indicated in this Agreement or any
                -----------
other Credit Document, each term set forth below, when used in this Agreement or any other Credit Document, shall have the respective meaning given to that term below or in the provision of this Agreement or other document, instrument or agreement referenced below.

          "Adjusted Net Income" shall mean, with respect to Borrower and its
           -------------------
     Subsidiaries for any period, the sum of the following, determined on a consolidated basis in accordance with GAAP where applicable:

               (a) The net income or net loss of Borrower and its Subsidiaries for such period after provision for income taxes;

                              plus
                              ----

               (b) To the extent deducted in calculating such net income or net loss, all non-recurring charges incurred by Borrower and its Subsidiaries during such period for the acquisition of in-process technology; provided, however, that the sum of all such charges so
                      --------  -------
          added to net income or net loss in calculating the Adjusted Net Income of Borrower and its Subsidiaries during the period July 31, 1996 through the Term Loan Maturity Date shall not exceed $10,000,000.

          "Affiliate" shall mean, with respect to any Person, (a) each Person
           ---------
     that, directly or indirectly, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, fifteen percent (15%) or more of any class of Equity Securities of such Person, (b) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person or (c) each of such Person's officers, directors, joint venturers and partners; provided, however, that in no case
                                              --------  -------
     shall Agent or any Lender be deemed to be an Affiliate of Borrower or any of its Subsidiaries for purposes of this Agreement. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

          "Agent" shall have the meaning given to that term in clause (3) of the
           -----                                               -----------------
     introductory paragraph hereof.
     ----------------------

          "Agent's Fee Letter" shall mean the letter agreement dated as of May
           ------------------
     1, 1996 between Borrower and Agent.

          "Agreement" shall mean this Credit Agreement.
           ---------

          "Applicable Lending Office" shall mean, with respect to any Lender,
           -------------------------
     (a) initially, its office designated as such in Schedule I (or, in the case
                                                     ----------
     of any Lender which becomes a Lender by an assignment pursuant to

     Subparagraph 8.05(c), its office designated as such in the applicable
     --------------------
     Assignment Agreement) and (b) subsequently, such other office or offices as such Lender may designate to Agent as the office at which such Lender's Loans will thereafter be maintained and for the account of which all payments of principal of, and interest on, such Lender's Loans will thereafter be made.

          "Applicable Margin" shall mean:
           -----------------

               (a) With respect to Revolving Base Rate Loans, zero percent (0%);

               (b) With respect to Revolving LIBOR Loans, (i) one and one quarter percent (1.25%) for each day on which the aggregate principal amount of all Revolving Loans then outstanding is less than fifty percent (50%) of the Total Revolving Loan Commitment on such day and
          (ii) one and one half percent (1.50%) for each day on which the aggregate principal amount of all Revolving Loans then outstanding is equal to or greater than fifty percent (50%) of the Total Revolving Loan Commitment on such day; and

               (c) With respect to Term Loans, one and one quarter percent (1.25%);

     provided, however, that each Applicable Margin set forth in subparagraphs
     --------  -------                                           -------------
     (a) and (b) of this definition shall be increased by two percent (2.0%) on
     ------------------------------
     the date an Event of Default occurs and shall continue at such increased rate unless and until such Event of Default is waived in accordance with this Agreement.

          "Assignee Lender" shall have the meaning given to that term in
           ---------------
     Subparagraph 8.05(c).
     --------------------

          "Assignment" shall have the meaning given to that term in Subparagraph
           ----------                                               ------------
     8.05(c).
     -------

          "Assignment Agreement" shall have the meaning given to that term in
           --------------------
     Subparagraph 8.05(c).
     --------------------

          "Assignment Effective Date" shall have, with respect to each
           -------------------------
     Assignment Agreement, the meaning set forth therein.

          "Assignor Lender" shall have the meaning given to that term in
           ---------------
     Subparagraph 8.05(c).
     --------------------

          "Base Rate" shall mean, on any day, the greater of (a) the Prime Rate
           ---------
     in effect on such date and (b) the Federal Funds Rate for such day plus
                                                                        ----
     one-half percent (0.50%).

          "Borrower" shall have the meaning given to that term in clause (1) of
           --------                                               -------------
     the introductory paragraph hereof.
     --------------------------

          "Borrowing" shall mean a Revolving Loan Borrowing or the Term Loan
           ---------
     Borrowing.

          "Business Day" shall mean any day on which (a) commercial banks are
           ------------
     not authorized or required to close in San Francisco, California or New York, New York and (b) if such Business Day is related to a Revolving LIBOR Loan or the Term Loan, dealings in Dollar deposits are carried out in the London interbank market.

          "Capital Adequacy Requirement" shall have the meaning given to that
           ----------------------------
     term in Subparagraph 2.10(d).
             --------------------

          "Capital Asset" shall mean, with respect to any Person, any tangible
           -------------
     fixed or capital asset owned or leased (in the case of a Capital Lease) by such Person, or any expense incurred by such Person that is required by GAAP to be reported as a non-current asset on such Person's balance sheet.

          "Capital Expenditures" shall mean, with respect to Borrower and its
           --------------------
     Subsidiaries for any period, the sum, determined on a consolidated basis in accordance with GAAP, of all amounts expended and indebtedness incurred or assumed by Borrower and its Subsidiaries during such period for the acquisition of Capital Assets (including all amounts expended and indebtedness incurred or assumed in connection with Capital Leases).

          "Capital Leases" shall mean any and all lease obligations that, in
           --------------
     accordance with GAAP, are required to be capitalized on the books of a lessee.

          "Cash Balances" shall mean, with respect to Borrower and its
           -------------
     Subsidiaries at any time, the remainder, determined on a consolidated basis in accordance with GAAP, of:

               (a) The sum of the cash and Cash Equivalents of Borrower and its Subsidiaries at such time;

                                 minus
                                 -----

               (b) If the Outstanding Revolver Credit at such time exceeds $5,000,000, the amount of such excess.

          "Cash Equivalents" shall mean:
           ----------------

               (a) Direct obligations of, or obligations the principal and interest on which are unconditionally guaranteed by, the United States of America or obligations of any agency of the United States of America to the extent such obligations are backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition thereof;

               (b) Certificates of deposit maturing within one year from the date of acquisition thereof issued by a commercial bank or trust company organized under the laws of the United States of America or a state thereof or that is a Lender, provided that (A) such deposits are denominated in Dollars, (B) such bank or trust company has capital, surplus and undivided profits of not less than $100,000,000 and (C) such bank or trust company has certificates of deposit or other debt obligations rated at least A-1 (or its equivalent) by Standard and Poor's Ratings Group or P-1 (or its equivalent) by Moody's Investors Service, Inc.;

               (c) Open market commercial paper maturing within 270 days from the date of acquisition thereof issued by a corporation organized under the laws of the United States of America or a state thereof, provided such commercial paper is rated at least A-1 (or its equivalent) by Standard and Poor's Ratings Group or P-1 (or its equivalent) by Moody's Investors Service, Inc.; and

               (d) Any repurchase agreement entered into with a commercial bank or trust company organized under the laws of the United States of America or a state thereof or that is a Lender, provided that (A) such bank or trust company has capital, surplus and undivided profits of not less than $100,000,000, (B) such bank or trust company has certificates of deposit or other debt obligations rated at least A-1 (or its equivalent) by Standard and Poor's Ratings Group or P-1 (or its equivalent) by Moody's Investors Service, Inc., (C) the repurchase obligations of such bank or trust company under such repurchase agreement are fully secured by a perfected security interest in a security or instrument of the type described in clause (i), (ii) or
                                                          -------------------
          (iii) above and (D) such security or instrument so securing the
          -----
          repurchase obligations has a fair market value at the time such repurchase agreement is entered into of not less than 100% of such repurchase obligations.

          "Change of Control" shall mean (a) with respect to Borrower, the
           -----------------
     occurrence of any of the following events: (i) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall (A) acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of twenty-five percent (25%) or more of the outstanding Equity Securities of Borrower entitled to vote for members of the board of directors, or (B) acquire all or substantially all of the assets of Borrower and its

     Subsidiaries taken as a whole, or (ii) during any period of twelve (12) consecutive calendar months, individuals who are directors of Borrower on the first day of such period ("Initial Directors") and any directors of
                                    -----------------
     Borrower who are specifically approved by two-thirds of the Initial Directors and previously-approved Directors ("Approved Directors") shall
                                                   ------------------
     cease to constitute a majority of the Board of Directors of Borrower before the end of such period; and (b) with respect to Borrower's Japanese Subsidiary, Borrower shall cease to own one hundred percent (100%) of the Equity Securities of such Subsidiary except for nominal amounts of director stock necessary to do business in Japan.

          "Change of Law" shall have the meaning given to that term in
           -------------
     Subparagraph 2.10(b).
     --------------------

          "Closing Date" shall mean the Business Day on or before June 7, 1996
           ------------
     which is designated by Borrower in the Notice of Term Loan Borrowing as the date on which the Revolving Loans are to be made.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from
           ----
     time to time.

          "Commitments" shall mean, collectively, the Revolving Loan Commitments
           -----------
     and the Term Loan Commitments.

          "Commitment Fees" shall have the meaning given to that term in
           ---------------
     Subparagraph 2.04(b).
     --------------------

          "Compliance Certificate" shall have the meaning given to that term in
           ----------------------
     Subparagraph 5.01(a).
     --------------------

          "Contingent Obligation" shall mean, with respect to any Person, (a)
           ---------------------
     any Guaranty Obligation of that Person; and (b) any direct or indirect obligation or liability, contingent or otherwise, of that Person (i) in respect of any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments, (ii) as a partner or joint venturer in any partnership or joint venture, (iii) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (iv) in respect to any Rate Contract that is not entered into in connection with a bona fide hedging operation that provides offsetting benefits to such Person. The amount of any Contingent Obligation shall (subject, in the case of Guaranty Obligations, to the last sentence of the definition of "Guaranty Obligation") be deemed equal to the maximum reasonably anticipated liability in respect thereof, and shall, with respect to item
                                                                          ----
     (b)(iv) of this definition be marked to market on a current basis.
     -------

          "Contractual Obligation" of any Person shall mean, any indenture,
           ----------------------
     note, lease, loan agreement, security, deed of trust, mortgage, security agreement, guaranty, instrument, contract, agreement or other form of contractual obligation or undertaking to which such Person is a party or by which such Person or any of its property is bound.

          "Credit Documents" shall mean and include this Agreement, the Notes,
           ----------------
     all Rate Contracts of Borrower with any Lender relating to the Loans and the Agent's Fee Letter; all other documents, instruments and agreements delivered to Agent or any Lender pursuant to Paragraph 3.01; and all other
                                                  --------------
     documents, instruments and agreements delivered by Borrower or any of its Subsidiaries to Agent or any Lender in connection with this Agreement on or after the date of this Agreement.

          "Credit Event" shall mean the making of any Loan; the conversion of
           ------------
     any Revolving Loan into a Revolving LIBOR Loan; or the selection of a new Interest Period for any Revolving LIBOR Loan or Term Loan.

          "Current Ratio" shall mean, with respect to Borrower and its
           -------------
     Subsidiaries at any time, the ratio, determined on a consolidated basis in accordance with GAAP, of (a) the current assets of Borrower and its Subsidiaries at such time to (b) the sum of (i) the current liabilities of Borrower and its Subsidiaries at such time and (ii) to the extent not included in such current liabilities, the Outstanding Revolver Credit at such time.

          "Debt Service Coverage Ratio" shall mean, with respect to Borrower and
           ---------------------------
     its Subsidiaries for any period, the ratio, determined on a consolidated basis in accordance with GAAP where applicable, of;

               (a) The remainder of (i) EBITDA of Borrower and its Subsidiaries for such period minus (ii) all Capital Expenditures of Borrower and its Subsidiaries for such period;

                                 to
                                 --

               (b) The sum of (i) all Interest Expenses of Borrower and its Subsidiaries for such period and (ii) all principal payments on long-term Indebtedness for borrowed money of Borrower and its Subsidiaries scheduled for payment during the immediately succeeding comparable period;

     Provided, however, that, in calculating the Debt Service Coverage Ratio for
     --------  -------
     any period which includes the fiscal quarter ending July 31, 1996, October 31, 1996 or January 31, 1997, any expenditures by Borrower during such quarter to purchase the MEBES 140 from Sematech shall be excluded from the Capital Expenditures deducted from EBITDA pursuant to clause (a)(ii) above,
                                                           --------------
     but only to the extent that all such expenditures for all three quarters do not exceed $5,400,000 in aggregate.

          "Default" shall mean any event or circumstance not yet constituting an
           -------
     Event of Default which with the giving of any notice or the lapse of any period of time or both, would become an Event of Default.

          "Defaulting Lender" shall mean a Lender which has failed to fund its
           -----------------
     portion of any Borrowing which it is required to fund under this Agreement and has continued in such failure for three (3) Business Days after written notice from Agent.

          "Dollars" and "$" shall mean the lawful currency of the United States
           -------       -
     of America and, in relation to any payment under this Agreement, same day or immediately available funds.

          "EBITDA" shall mean, with respect to Borrower and its Subsidiaries for
           ------
     any period, the sum of the following, determined on a consolidated basis in accordance with GAAP:

               (a) The Adjusted Net Income of Borrower and its Subsidiaries for such period;

                              plus
                              ----

               (b) The sum (to the extent deducted in calculating such Adjusted Net Income) of (i) all Interest Expenses of Borrower and its Subsidiaries accrued during such period, (ii) all income taxes of Borrower and its Subsidiaries accrued during such period and (ii) all depreciation and amortization expenses of Borrower and its Subsidiaries accrued during such period.

          "Employee Benefit Plan" shall mean any employee benefit plan within
           ---------------------
     the meaning of section 3(3) of ERISA maintained or contributed to by Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

          "Environmental Laws" shall mean all Requirements of Law relating to
           ------------------
     the protection of human health and the environment, including, without limitation, all Requirements of Law, pertaining to reporting, licensing, permitting, transportation, storage, disposal, investigation, and remediation of emissions, discharges, releases, or threatened releases of Hazardous Materials, chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials or wastes, whether solid, liquid, or gaseous in nature, into the air, surface water, groundwater, or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials, or wastes, whether solid, liquid, or gaseous in nature.

          "Equity Securities" of any Person shall mean (a) all common stock,
           -----------------
     preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
     1974, as the same may from time to time be amended or supplemented, including any rules or regulations issued in connection therewith.

          "ERISA Affiliate" shall mean any Person which is treated as a single
           ---------------
     employer with Borrower under Section 414 of the Code.

          "Event of Default" shall have the meaning given to that term in
           ----------------
     Paragraph 6.01.
     --------------

          "Federal Funds Rate" shall mean, for any day, the rate per annum set
           ------------------
     forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor publication, "H.15 (519)") for such day opposite the caption "Federal Funds (Effective)". If on any relevant day, such rate is not yet published in H.15 (519), the rate for such day shall be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor publication, the "Composite 3:30 p.m. Quotations") for such day under the caption "Federal Funds Effective Rate". If on any relevant day, such rate is not yet published in either H.15 (519) or the Composite 3:30 p.m. Quotations, the rate for such day shall be the arithmetic means, as determined by Agent, of the rates quoted to Agent for such day by three (3) Federal funds brokers of recognized standing selected by Agent.

          "Federal Reserve Board" shall mean the Board of Governors of the
           ---------------------
     Federal Reserve System.

          "Financial Statements" shall mean, with respect to any accounting
           --------------------
     period for any Person, statements of income, shareholders' equity and cash flows of such Person for such period, and a balance sheet of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding annual audit, all prepared in reasonable detail and in accordance with GAAP.

          "GAAP" shall mean generally accepted accounting principles and
           ----
     practices as in effect in the United States of America from time to time, consistently applied.

          "Governmental Authority" shall mean any domestic or foreign national,
           ----------------------
     state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, the Federal Deposit Insurance Corporation, the Federal Reserve Board, the Comptroller of the Currency, any central bank or any comparable authority.

          "Governmental Charges" shall mean, with respect to any Person, all
           --------------------
     levies, assessments, fees, claims or other charges imposed by any Governmental Authority upon such Person or any of its property or otherwise payable by such Person.

          "Governmental Rule" shall mean any law, rule, regulation, ordinance,
           -----------------
     order, code interpretation, judgment, decree, directive, guidelines, policy or similar form of decision of any Governmental Authority.

          "Guaranty Obligation" shall mean, with respect to any Person, any
           -------------------
     direct or indirect liability of that Person with respect to any indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Guaranty Obligation shall be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof.

          "Hazardous Materials" shall mean all materials, substances and wastes
           -------------------
     which are classified or regulated as "hazardous," "toxic" or similar descriptions under any Environmental Law.

          "Indebtedness" of any Person shall mean, without duplication:
           ------------

               (a) All obligations of such Person evidenced by notes, bonds, debentures or other similar instruments and all other obligations of such Person for borrowed money (including obligations to repurchase receivables and other assets sold with recourse);

               (b) All obligations of such Person for the deferred purchase price of property or services (including obligations under letters of credit and other credit facilities which secure or finance such purchase price and obligations under "synthetic" leases but excluding trade payables incurred in the ordinary course of business on ordinary terms which are not overdue);

               (c) All obligations of such Person under conditional sale or other title retention agreements with respect to property acquired by such Person (to the extent of the value of such property if the rights and remedies of the seller or lender under such agreement in the event of default are limited solely to repossession or sale of such property);

               (d) All obligations of such Person as lessee under or with respect to Capital Leases;

               (e) All net obligations of such Person, contingent or otherwise, under or with respect to Rate Contracts;

               (f) All Guaranty Obligations of such Person with respect to the obligations of other Persons of the types described in clauses (a) -
                                                                 -------------
          (e) above; and
          ---

               (h) All obligations of other Persons of the types described in clauses (a) - (e) above to the extent secured by (or for which any
          -----------------
          holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien in any property (including accounts and contract rights) of such Person, even though such Person has not assumed or become liable for the payment of such obligations.

          "Interest Account" shall have the meaning given to that term in
           ----------------
     Subparagraph 2.07(c).
     --------------------

          "Interest Expenses" shall mean, with respect to Borrower and its
           -----------------
     Subsidiaries for any period, the sum, determined on a consolidated basis in accordance with GAAP, of (a) all interest accrued on the indebtedness of Borrower and its Subsidiaries during such period (including interest attributable to Capital Leases) and (b) all letter of credit fees payable by Borrower and its Subsidiaries accrued during such period.

          "Interest Period" shall mean, with respect to any Revolving LIBOR Loan
           ---------------
     or Term Loan, the time periods selected by Borrower pursuant to

     Subparagraph 2.01(b), Subparagraph 2.01(d), Subparagraph 2.02(b) or
     ----------------------------------------------------------------
     Subparagraph 2.02(d) which commences on the first day of such Loan or the
     --------------------
     effective date of any conversion and ends on the last day of such time period, and thereafter, each subsequent time period selected by Borrower pursuant to Subparagraph 2.01(e) or Subparagraph 2.02(e) which commences on
                 --------------------    --------------------
     the last day of the immediately preceding time period and ends on the last day of that time period.

          "Investment" of any Person shall mean any loan or advance of funds by
           ----------
     such Person to any other Person (other than advances to employees of such Person for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business), any purchase or other acquisition of any Equity Securities or Indebtedness of any other Person, any capital contribution by such Person to or any other investment by such Person in any other Person (including any Guaranty Obligations of such Person and any indebtedness of such Person of the type described in clause
                                                                         ------
     (h) of the definition of "Indebtedness" on behalf of any
     other Person); provided, however, that Investments shall not include (a)
                    --------  -------
     accounts receivable or other indebtedness owed by customers of such Person which are current assets and arose from sales of inventory in the ordinary course of such Person's business or (b) prepaid expenses of such Person incurred and prepaid in the ordinary course of business.

          "Lenders" shall have the meaning given to that term in clause (2) of
           -------                                               -------------
     the introductory paragraph hereof.
     ---------------------------------

          "Leverage Ratio" shall mean, with respect to Borrower and its
           --------------
     Subsidiaries at any time, the ratio, determined on a consolidated basis in accordance with GAAP, of (a) the Senior Indebtedness of Borrower and its Subsidiaries at such time to (b) the Total Capital of Borrower and its Subsidiaries at such time.

          "LIBO Rate" shall mean, with respect to any Interest Period for the
           ---------
     Revolving LIBOR Loans in any Revolving Loan Borrowing consisting of Revolving LIBOR Loans or for the Term Loans, a rate per annum equal to the quotient of (a) the arithmetic mean (rounded upward if necessary to the nearest 1/16 of one percent) of the rates per annum appearing on Telerate Page 3750 (or any successor publication) on the second Business Day prior to the first day of such Interest Period at or about 11:00 A.M. (London time) (for delivery on the first day of such Interest Period) for a term comparable to such Interest Period, divided by (b) one minus the Reserve
                                         ----------
     Requirement for such Loans in effect from time to time. If for any reason rates are not available as provided in clause (a) of the preceding
                                            ----------
     sentence, the rate to be used in clause (a) shall be, at the Agent's
                                      ----------
     discretion, (i) the rate per annum at which Dollar deposits are offered to Agent in the London interbank eurodollar currency market or (ii) the rate at which Dollar deposits are offered to Agent in, or by Agent to major banks in, any offshore interbank eurodollar market selected by Agent, in each case on the second Business Day prior to the commencement of such Interest Period at or about 10:00 A.M. (New York time) (for delivery on the first day of such Interest Period) for a term comparable to such Interest Period and in an amount approximately equal to the amount of the Loan to be made or funded by Agent as part of such Revolving Loan Borrowing or Term Loan Borrowing. The LIBO Rate shall be adjusted automatically as to all Revolving LIBOR Loans and Term Loans then outstanding as of the effective date of any change in the Reserve Requirement.

          "Lien" shall mean, with respect to any property, any security
           ----
     interest, mortgage, pledge, lien, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, Capital Lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.

          "Loan" shall mean a Revolving Loan or Term Loan.
           ----

          "Margin Stock" shall have the meaning given to that term in Regulation
           ------------
     U issued by the Federal Reserve Board, as amended from time to time, and any successor regulation thereto.

          "Material Adverse Effect" shall mean a material adverse effect on (a)
           -----------------------
     the business, assets, operations, prospects or financial or other condition of Borrower and its Subsidiaries, taken as a whole; (b) the ability of Borrower to pay or perform the Obligations in accordance with the terms of this Agreement and the other Credit Documents; or (c) the rights and remedies of Agent or any Lender under this Agreement, the other Credit Documents or any related document, instrument or agreement.

          "maturity" shall mean, with respect to any Loan, interest, fee or
           --------
     other amount payable by Borrower under this Agreement or the other Credit Documents, the date such Loan, interest, fee or other amount becomes due, whether upon the stated maturity or due date, upon acceleration or otherwise.

          "Multiemployer Plan" shall mean any multiemployer plan within the
           ------------------
     meaning of section 3(37) of ERISA maintained or contributed to by Borrower or any ERISA Affiliate.

          "Net Proceeds" shall mean, with respect to any issuance of Equity
           ------------
     Securities by Borrower or any of its Subsidiaries, the aggregate consideration received by Borrower or such Subsidiary from such issuance less the sum of the actual amount of the reasonable fees and commissions
     ----
     payable to Persons other than Borrower or any Affiliate of Borrower and the other reasonable costs and expenses (including reasonable legal expenses) directly related to such issuance that are to be paid by Borrower or any of its Subsidiaries.

          "Note" shall mean a Revolving Loan Note or a Term Loan Note.
           ----

          "Notice of Borrowing" shall mean a Notice of Revolving Loan Borrowing
           -------------------
     or the Notice of Term Loan Borrowing.

          "Notice of Interest Period Selection" shall mean a Notice of Revolving
           -----------------------------------
     Loan Interest Period Selection or Notice of Term Loan Interest Period Selection.

          "Notice of Term Loan Interest Period Selection" shall have the meaning
           ---------------------------------------------
     given to that term in Subparagraph 2.02(e).
                           --------------------

          "Notice of Revolving Loan Borrowing" shall have the meaning given to
           ----------------------------------
     that term in Subparagraph 2.01(b).
                  --------------------

          "Notice of Revolving Loan Conversion" shall have the meaning given to
           -----------------------------------
     that term in Subparagraph 2.01(d).
                  --------------------

          "Notice of Revolving Loan Interest Period Selection" shall have the
           --------------------------------------------------
     meaning given to that term in Subparagraph 2.01(e).
                                   --------------------

          "Notice of Term Loan Borrowing" shall have the meaning given to that
           -----------------------------
     term in Subparagraph 2.02(b).
             --------------------

          "Notice of Term Loan Interest Period Selection" shall have the meaning
           ---------------------------------------------
     given to that term in Subparagraph 2.02(d).
                           --------------------

          "Obligations" shall mean and include, with respect to Borrower, all
           -----------
     loans, advances, debts, liabilities, and obligations, howsoever arising, owed by Borrower to Agent or any Lender of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of this Agreement or any of the other Credit Documents, including without limitation all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower hereunder or thereunder.

          "Operating Income" shall mean, with respect to Borrower and its
           ----------------
     Subsidiaries for any period, the sum of the following, determined on a consolidated basis in accordance with GAAP where applicable:

               (a) The Adjusted Net Income of Borrower and its Subsidiaries for such period;

                              plus
                              ----

               (b) The remainder of (i) to the extent deducted in calculating such Adjusted Net Income, all Interest Expenses of Borrower and its Subsidiaries accrued during such period minus (ii) to the extent
                                                  -----
          included in calculating such Adjusted Net Income, all interest income of Borrower and its Subsidiaries accrued during such period;

                              plus
                              ----

               (c) The remainder of (i) to the extent deducted in calculating such Adjusted Net Income, all extraordinary losses of Borrower and its Subsidiaries accrued during such period minus (ii) to the extent
                                                  -----
          included in calculating such Adjusted Net Income, all extraordinary gains of Borrower and its Subsidiaries accrued during such period;

                              plus
                              ----

               (d) To the extent deducted in calculating such Adjusted Net Income, all depreciation and amortization expenses of Borrower and its Subsidiaries accrued during such period.

          "Outstanding Revolver Credit" shall mean, with respect to Borrower and
           ---------------------------
     its Subsidiaries at any time, the sum of (a) the aggregate principal amount of all Revolving Loans outstanding at such time plus (b) the aggregate
                                                     ----
     principal amount of all other loans of Borrower and its Subsidiaries outstanding at such time under revolving lines of credit.

          "Participant" shall have the meaning given to that term in
           -----------
     Subparagraph 8.05(b).
     --------------------

          "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any
           ----
     successor thereto.

          "Permitted Indebtedness" shall have the meaning given to that term in
           ----------------------
     Subparagraph 5.02(a).
     --------------------

          "Permitted Liens" shall have the meaning given to that term in
           ---------------
     Subparagraph 5.02(b).
     --------------------

          "Person" shall mean and include an individual, a partnership, a
           ------
     corporation (including a business trust), a joint stock company, an unincorporated association, a limited liability company, a joint venture, a trust or other entity or a Governmental Authority.

          "Prime Rate" shall mean the per annum rate publicly announced by ABN
           ----------
     AMRO Bank N.V. from time to time at its Chicago office as its prime commercial lending rate. The Prime Rate is determined by ABN AMRO Bank N.V. from time to time as a means of pricing credit extensions to some customers and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by ABN AMRO Bank N.V. at any given time for any particular class of customers or credit extensions. Any change in the Base Rate resulting from a change in the Prime Rate shall become effective on the Business Day on which each change in the Prime Rate occurs.

          "Prior Credit Agreement" shall have the meaning given to that term in
           ----------------------
     Subparagraph 2.02(f).
     --------------------

          "Proportionate Share" shall mean, with respect to each Lender, the
           -------------------
     percentage set forth under the caption "Proportionate Share" opposite such Lender's name on Schedule I, or, if changed, such percentage as may be set
                      ----------
     forth for such Lender in the Register.

          "Rate Contracts" shall mean swap agreements (as that term is defined
           --------------
     in Section 101 of the Federal Bankruptcy Reform Act of 1978, as amended) and any other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

          "Register" shall have the meaning given to that term in Subparagraph
           --------                                               ------------
     8.05(d).
     -------

          "Reportable Event" shall have the meaning given to that term in ERISA
           ----------------
     and applicable regulations thereunder.

          "Required Lenders" shall mean (a) at any time Revolving Loans or Term
           ----------------
     Loans are outstanding, Lenders holding sixty-six and two-thirds percent (66 2/3%) or more of the aggregate principal amount of such Loans and (b) at any time no Revolving Loans or Term Loans are outstanding, Lenders whose Proportionate Shares equal or exceed sixty-six and two-thirds percent (66 2/3%).

          "Requirement of Law" applicable to any Person shall mean (a) the
           ------------------
     Articles or Certificate of Incorporation and By-laws, Partnership Agreement or other organizational or governing documents of such Person, (b) any Governmental Rule applicable to such Person, (c) any license, permit, approval or other authorization granted by any Governmental Authority to or for the benefit of such Person or (d) any judgment, decision or determination of any Governmental Authority or arbitrator, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Reserve Requirement" shall mean, with respect to any day in an
           -------------------
     Interest Period for a Revolving LIBOR Loan or a Term Loan, the aggregate of the reserve requirement rates (expressed as a decimal) in effect on such day for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Federal Reserve Board) maintained by a member bank of the Federal Reserve System. As used herein, the term "reserve requirement" shall include, without limitation, any basic, supplemental or emergency reserve requirements imposed on Lender by any Governmental Authority.

          "Revolving Base Rate Loan" shall mean, at any time, a Revolving Loan
           ------------------------
     which then bears interest as provided in clause (i) of Subparagraph
                                              --------------------------
     2.01(c).

          "Revolving LIBOR Loan" shall mean, at any time, a Revolving Loan which
           --------------------
     then bears interest as provided in clause (iii) of Subparagraph 2.01(c).
                                        ------------------------------------

          "Revolving Loan" shall have the meaning given to that term in
           --------------
     Subparagraph 2.01(a).
     --------------------

          "Revolving Loan Borrowing" shall mean a borrowing by Borrower
           ------------------------
     consisting of the Revolving Loans made by each of the Lenders on the same date and of the same Type pursuant to a single Notice of Revolving Loan Borrowing.

          "Revolving Loan Commitment" shall mean, with respect to any Lender at
           -------------------------
     any time, such Lender's Proportionate Share at such time of the Total Revolving Loan Commitment at such time.

          "Revolving Loan Maturity Date" shall mean May 31, 1998.
           ----------------------------

          "Revolving Loan Note" shall have the meaning given to that term in
           -------------------
     Subparagraph 2.07(a).
     --------------------

          "Senior Indebtedness" shall mean, with respect to Borrower and its
           -------------------
     Subsidiaries at any time, the remainder, determined on a consolidated basis in accordance with GAAP, of (a) the total Indebtedness of Borrower and its Subsidiaries at such time minus (b) the total Subordinated Indebtedness of
                               -----
     Borrower and its Subsidiaries at such time.

          "Subordinated Indebtedness" shall mean Indebtedness which is unsecured
           -------------------------
     and subordinated to the Obligations on terms acceptable to the Required Lenders.

          "Subsidiary" of any Person shall mean (a) any corporation of which
           ----------
     more than 50% of the issued and outstanding Equity Securities having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries,
     (b) any partnership, joint venture, or other association of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time owned and controlled by such

     Person, by such Person and one or more of the other Subsidiaries or by one or more of such Person's other Subsidiaries or (c) any other Person included in the Financial Statements of such Person on a consolidated basis.

          "Surety Instruments" shall mean all letters of credit (including
           ------------------
     standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

          "Tangible Net Worth" shall mean, with respect to Borrower and its
           ------------------
     Subsidiaries at any time, the remainder at such time, determined on a consolidated basis in accordance with GAAP, of (a) the total assets of Borrower and its Subsidiaries minus (b) the sum (without limitation and
                                   -----
     without duplication of deductions) of (i) the total liabilities of Borrower and its Subsidiaries, (ii) all reserves established by Borrower and its Subsidiaries for anticipated losses and expenses (to the extent not deducted in calculating total assets in clause (a) above), and (iii) all
                                             ----------
     intangible assets of Borrower and its Subsidiaries (to the extent included in calculating total assets in clause (a) above), including, without
                                    ----------
     limitation, goodwill (including any amounts, however designated on the balance sheet, representing the cost of acquisition of businesses and investments in excess of underlying tangible assets), trademarks, trademark rights, trade name rights, copyrights, patents, patent rights, licenses, unamortized debt discount, marketing expenses, organizational expenses, non-compete agreements and deferred research and development.

          "Taxes" shall have the meaning given to such term in Subparagraph
           -----                                               ------------
     2.11(a).
     -------

          "Term Loan" shall have the meaning given to that term in Subparagraph
           ---------                                               ------------
     2.02(a).
     -------

          "Term Loan Borrowing" shall mean the borrowing by Borrower consisting
           -------------------
     of the Term Loans made by each of the Lenders.

          "Term Loan Commitment" shall mean, with respect to any Lender at any
           --------------------
     time, such Lender's Proportionate Share at such time of the Total Term Loan Commitment at such time.

          "Term Loan Installment Date" shall mean the date which is three (3)
           --------------------------
     months after the Closing Date and each subsequent date which occurs at three (3) month intervals thereafter through and including the Term Loan Maturity Date; provided, however, that (a) any Term Loan Installment Date
                    --------  -------
     which would otherwise occur on a day which is not a Business Day shall be extended to the next succeeding

     Business Day unless such next Business Day falls in another calendar month, in which case such Term Loan Installment Date shall occur on the immediately preceding Business Day; (b) any Term Loan Installment Date which occurs on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month three
     (3) months thereafter) shall occur on the last Business Day of a calendar month; and (c) the last Term Loan Installment Date shall occur on the Term Loan Maturity Date.

          "Term Loan Maturity Date" shall mean the date which is three (3) years
           -----------------------
     after the Closing Date.

          "Term Loan Note" shall have the meaning given to that term in
           --------------
     Subparagraph 2.01(b).
     --------------------

          "Total Capital" shall mean, with respect to Borrower and its
           -------------
     Subsidiaries at any time, the sum, determined on a consolidated basis in accordance with GAAP, of (a) the total Indebtedness of Borrower and its Subsidiaries at such time plus (b) the net worth of Borrower and its
                               ----
     Subsidiaries at such time.

          "Total Revolving Loan Commitment" shall mean Twenty Million Dollars
           -------------------------------
     ($20,000,000,00) or, if reduced pursuant to Subparagraph 2.03(a), the
                                                 --------------------
     amount to which so reduced.

          "Total Term Loan Commitment" shall mean Ten Million Dollars
           --------------------------
     ($10,000,000.00).

          "Type" shall mean, with respect to any Revolving Loan at any time, the
           ----
     classification of such Loan by the type of interest rate it then bears, whether an interest rate based upon the Base Rate or the LIBO Rate.

          "Unused Commitment" shall mean, at any time, the remainder of (a) the
           -----------------
     Total Revolving Loan Commitment at such time minus (b) the aggregate principal amount of all Revolving Loans outstanding at such time.

     1.02.     GAAP.  Unless otherwise indicated in this Agreement or any other
               ----
Credit Document, all accounting terms used in this Agreement or any other Credit Document shall be construed, and all accounting and financial computations hereunder or thereunder shall be computed, in accordance with GAAP. If GAAP changes during the term of this Agreement such that any covenants contained herein would then be calculated in a different manner or with different components, Borrower, the Lenders and Agent agree to negotiate in good faith to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating Borrower's financial condition to substantially the same criteria as were effective prior to such change in GAAP; provided, however, that, until Borrower, the
                              --------  -------
Lenders and Agent so amend this Agreement, all such covenants shall be calculated in accordance with GAAP as in effect immediately prior to such change.

     1.03.     Headings.  Headings in this Agreement and each of the other
               --------
Credit Documents are for convenience of reference only and are not part of the substance hereof or thereof.

     1.04.     Plural Terms.  All terms defined in this Agreement or any other
               ------------
Credit Document in the singular form shall have comparable meanings when used in the plural form and vice versa.
                    ---- -----

     1.05.     Time.  All references in this Agreement and each of the other
               ----
Credit Documents to a time of day shall mean San Francisco, California time, unless otherwise indicated.

     1.06.     Governing Law.  This Agreement and each of the other Credit
               -------------
Documents (unless otherwise provided in such other Credit Documents) shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

     1.07.     Construction.  This Agreement is the result of negotiations
               ------------
among, and has been reviewed by, Borrower, each Lender, Agent and their respective counsel. Accordingly, this Agreement shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against Borrower, any Lender or Agent.

     1.08.     Entire Agreement.  This Agreement and each of the other Credit
               ----------------
Documents, taken together, constitute and contain the entire agreement of Borrower, the Lenders and Agent and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof (including the commitment letter dated as of May 1, 1996 between Borrower and ABN AMRO Bank N.V.

     1.09.     Calculation of Interest and Fees.  All calculations of interest
               --------------------------------
and fees under this Agreement and the other Credit Documents for any period (a) shall include the first day of such period and exclude the last day of such period and (b) shall be calculated on the basis of a year of 360 days for actual days elapsed, except that during any period any Loan bears interest based upon the Prime Rate, such interest shall be calculated on the basis of a year of 365 or 366 days, as appropriate, for actual days elapsed.

     1.10.     Other Interpretive Provisions.  References in this Agreement to
               -----------------------------
"Recitals," "Sections," "Paragraphs," "Subparagraphs," "Exhibits" and "Schedules" are to recitals, sections, paragraphs, subparagraphs, exhibits and schedules herein and hereto unless otherwise indicated. References in this Agreement and each of the other Credit Documents to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. References in this Agreement and each of the other Credit Documents to any statute or other law (i) shall include any successor statute or law, (ii) shall include all rules and regulations promulgated under such statute or law (or any successor statute or law), and (iii) shall mean such statute or law (or successor statute or law) and such rules and regulations, as amended, modified, codified or reenacted from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any other Credit Document shall refer to this Agreement or such other Credit Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Credit Document, as the case may be. The words "include" and "including" and words of similar import when used in this Agreement or any other Credit Document shall not be construed to be limiting or exclusive. In the event of any inconsistency between the terms of this Agreement and the terms of any other Credit Document, the terms of this Agreement shall govern.


SECTION II.    CREDIT FACILITIES.
               -----------------

     2.01.     Revolving Loan Facility.
               -----------------------

          (a) Revolving Loan Availability.  Subject to the terms and conditions
              ---------------------------
     of this Agreement, each Lender severally agrees to advance to Borrower from time to time during the period beginning on the Closing Date and ending on the Revolving Loan Maturity Date such loans as Borrower may request under this Paragraph 2.01 (individually, a "Revolving Loan"); provided, however,
          --------------                   --------------    --------  -------
     that (i) the aggregate principal amount of all Revolving Loans made by such Lender at any time outstanding shall not exceed such Lender's Revolving Loan Commitment at such time and (ii) the aggregate principal amount of all Revolving Loans made by all Lenders at any time outstanding shall not exceed the Total Revolving Loan Commitment at such time. All Revolving Loans shall be made on a pro rata basis by the Lenders in accordance with their respective Proportionate Shares, with each Revolving Loan Borrowing to be comprised of a Revolving Loan by each Lender equal to such Lender's Proportionate Share of such Revolving Loan Borrowing. Except as otherwise provided herein, Borrower may borrow, repay and reborrow Revolving Loans until the Revolving Loan Maturity Date.

          (b) Notice of Revolving Loan Borrowing.  Borrower shall request each
              ----------------------------------
     Revolving Loan Borrowing by delivering to Agent an irrevocable written notice in the form of Exhibit A, appropriately completed (a "Notice of
                           ---------                              ---------
     Revolving Loan Borrowing"), which specifies, among other things:
     ------------------------

               (i) The principal amount of the requested Revolving Loan Borrowing, which shall be in the amount of (A) $250,000 or an integral multiple of $50,000 in excess thereof in the case of a Borrowing consisting of Revolving Base Rate Loans or (B) $1,000,000 or an integral multiple of $100,000 in excess thereof in the case of a Borrowing consisting of Revolving LIBOR Loans;

              (ii) Whether the requested Revolving Loan Borrowing is to consist of Revolving Base Rate Loans or Revolving LIBOR Loans;

             (iii) If the requested Revolving Loan Borrowing is to consist of Revolving LIBOR Loans, the initial Interest Periods selected by Borrower for such Revolving Loans in accordance with Subparagraph
                                                               ------------
          2.01(e); and
          -------

              (iv) The date of the requested Revolving Loan Borrowing, which shall be a Business Day.

     Borrower shall give each Notice of Revolving Loan Borrowing to Agent at least three (3) Business Days before the date of the requested Revolving Loan Borrowing in the case of a Revolving Loan Borrowing consisting of Revolving LIBOR Loans and at least one (1) Business Day before the date of the requested Revolving Loan Borrowing in the case of a Revolving Loan Borrowing consisting of Revolving Base Rate Loans. Each Notice of Revolving Loan Borrowing shall be delivered by first-class mail or facsimile to Agent at the office or facsimile number and during the hours specified in Paragraph 8.01; provided, however, that Borrower shall
                  --------------  --------  -------
     promptly deliver to Agent the original of any Notice of Revolving Loan Borrowing initially delivered by facsimile. Agent shall promptly notify each Lender of the contents of each Notice of Revolving Loan Borrowing and of the amount and Type of (and, if applicable, the Interest Period for) each Revolving Loan to be made by such Lender as part of the requested Revolving Loan Borrowing.

          (c) Revolving Loan Interest Rates.  Borrower shall pay interest on the
              -----------------------------
     unpaid principal amount of each Revolving

     Loan from the date of such Revolving Loan until the maturity thereof, at one of the following rates per annum:

               (i) During such periods as such Revolving Loan is a Revolving Base Rate Loan, at a rate per annum equal to the Base Rate plus the
                                                                     ----
          Applicable Margin therefor, such rate to change from time to time as the Applicable Margin or Base Rate shall change; and

              (ii) During such periods as such Revolving Loan is a Revolving LIBOR Loan, at a rate per annum equal at all times during each Interest Period for such Revolving LIBOR Loan to the LIBO Rate for such Interest Period plus the Applicable Margin therefor, such rate to
                               ----
          change from time to time during such Interest Period as the Applicable Margin shall change.

     All Revolving Loans in each Revolving Loan Borrowing shall, at any given time prior to maturity, bear interest at one, and only one, of the above rates. The number of Revolving Loan Borrowings consisting of Revolving LIBOR Loans shall not exceed four (4) at any time.

          (d) Conversion of Revolving Loans.  Borrower may convert any Revolving
              -----------------------------
     Loan Borrowing from one Type of Revolving Loan Borrowing to the other Type;

     provided, however, that any conversion of a Revolving Loan Borrowing
     --------  -------
     consisting of Revolving LIBOR Loans into a Revolving Loan Borrowing consisting of Revolving Base Rate Loans shall be made on, and only on, the last day of an Interest Period for such Revolving LIBOR Loans. Borrower shall request such a conversion by an irrevocable written notice to Agent in the form of Exhibit B, appropriately completed (a "Notice of Revolving
                    ---------                              -------------------
     Loan Conversion"), which specifies, among other things:
     ---------------

               (i) The Revolving Loan Borrowing which is to be converted;

              (ii) The Type of Revolving Loan Borrowing into which such Revolving Loan Borrowing is to be converted;

             (iii) If such Revolving Loan Borrowing is to be converted into a Revolving Loan Borrowing consisting of Revolving LIBOR Loans, the initial Interest Period selected by Borrower for such Revolving Loans in accordance with Subparagraph 2.01(e); and
                             --------------------

              (iv) The date of the requested conversion, which shall be a Business Day.

     Borrower shall give each Notice of Revolving Loan Conversion to Agent at least three (3) Business Days before the date of the requested conversion in the case of a conversion into a Revolving Loan Borrowing consisting of Revolving LIBOR Loans and at least one (1) Business Day before the date of the requested conversion in the case of a conversion into a Revolving Loan Borrowing consisting of Revolving Base Rate Loans. Each Notice of Revolving Loan Conversion shall be delivered by first-class mail or facsimile to Agent at the office or to the facsimile number and during the hours specified in Paragraph 8.01; provided, however, that Borrower shall
                        --------------  --------  -------
     promptly deliver to Agent the original of any Notice of Revolving Loan Conversion initially delivered by facsimile. Agent shall promptly notify each Lender of the contents of each Notice of Revolving Loan Conversion.

          (e) Revolving LIBOR Loan Interest Periods.
              -------------------------------------

               (i) The initial and each subsequent Interest Period selected by Borrower for a Revolving LIBOR Loan shall be one (1), two (2), three
          (3) or six (6) months; provided, however, that (A) any Interest Period
                                 --------  -------
          which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such next Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;
          (B) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and
          (C) no such Interest Period shall end after the Revolving Loan Maturity Date.

              (ii) Borrower shall notify Agent by an irrevocable written notice in the form of Exhibit C, appropriately completed (a "Notice of
                         ---------                              ---------
          Revolving Loan Interest Period Selection"), at least three (3)
          ----------------------------------------
          Business Days prior to the last day of each Interest Period for Revolving LIBOR Loans of the Interest Period selected by Borrower for the next succeeding Interest Period for such Revolving Loans. Each Notice of Revolving Loan Interest Period Selection shall be given by first-class mail or facsimile to the office or the facsimile number and during the hours specified in Paragraph 8.01; provided, however,
                                            --------------  --------  -------
          that Borrower shall promptly deliver to Agent the original of any Notice of Revolving Loan Interest Period Selection initially delivered by facsimile. If Borrower fails to notify Agent of the next Interest Period for Revolving LIBOR Loans in accordance with this Subparagraph
                                                                   ------------
          2.01(e), such
          -------

          Revolving Loans shall automatically convert to Revolving Base Rate Loans on the last day of the current Interest Period therefor.

          (f) Scheduled Revolving Loan Payments.  Borrower shall repay the
              ---------------------------------
     principal amount of the Revolving Loans on the Revolving Loan Maturity Date. Borrower shall pay accrued interest on the unpaid principal amount of each Revolving Loan in arrears (A) in the case of a Revolving Base Rate Loan, on the last day in each February, May, August and November, (B) in the case of a Revolving LIBOR Loan, on the last day of each Interest Period therefor (and, if any such Interest Period is longer than three (3) months, every three (3) months after the first day of such Interest Period); and
     (C) in the case of all Revolving Loans, upon prepayment (to the extent thereof) and at maturity.

          (g) Purpose.  Borrower shall use the proceeds of the Revolving Loans
              -------
     for Borrower's general corporate needs.

     2.02.     Term Loan Facility.
               ------------------

          (a) Term Loan Availability.  Subject to the terms and conditions of
              ----------------------
     this Agreement, each Lender severally agrees to advance to Borrower under this Paragraph 2.02, on or prior to June 7, 1996, a term loan in the
          --------------
     principal amount of such Lender's Term Loan Commitment (individually, a

     "Term Loan"); provided, however, that the aggregate principal amount of all
     ----------    --------  -------
     Term Loans made by all Lenders shall not exceed the Total Term Loan Commitment. The Term Loans shall be made on a pro rata basis by the Lenders in accordance with their respective Proportionate Shares, with the Term Loan Borrowing to be comprised of a Term Loan by each Lender equal to such Lender's Proportionate Share of the Term Loan Borrowing. Each Lender shall advance its Term Loan in a single advance. Borrower may not reborrow the principal amount of a Term Loan after repayment or prepayment thereof.

          (b) Notice of Term Loan Borrowing.  Borrower shall request the Term
              -----------------------------
     Loan Borrowing by delivering to Agent an irrevocable written notice in the form of Exhibit D, appropriately completed (a "Notice of Term Loan
             ---------                              -------------------
     Borrowing"), which specifies, among other things:
     ---------

               (i) The initial Interest Period selected by Borrower for the Term Loans in accordance with Subparagraph 2.02(e); and
                                   --------------------

              (ii) The date of the Term Loan Borrowing, which shall be a Business day on or prior to June 7, 1996.

     Borrower shall give the Notice of Term Loan Borrowing to Agent at least three (3) Business Days before the date on which the Term Loans are to be made. The Notice of Term Loan Borrowing shall be delivered by first-class mail or facsimile to Agent at the office or facsimile number and during the hours specified in Paragraph 8.01; provided, however, that Borrower shall
                        --------------  --------  -------
     promptly deliver to Agent the original of the Notice of Term Loan Borrowing if initially delivered by facsimile. Agent shall promptly notify each Lender of the contents of the Notice of Term Loan Borrowing.

          (c) Term Loan Interest Rates.  Borrower shall pay interest on the
              ------------------------
     unpaid principal amount of each Term Loan from the date of such Term Loan until the maturity thereof, at a rate per annum equal at all times during each Interest Period for such Term Loan to the LIBO Rate for such Interest Period plus the Applicable Margin therefor, such rate to change from time
            ----
     to time as the Applicable Margin shall change.

          (d)  Term Loan Interest Periods.
               --------------------------

               (i) The initial and each subsequent Interest Period selected by Borrower for the Term Loans shall be one (1), two (2) or three (3) months; provided, however, that (A) any Interest Period which would
                  --------  -------
          otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such next Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day; (B) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; (C) no Interest Period shall end after the next succeeding Term Loan Installment Date; and (D) no Interest Period shall end after the Term Loan Maturity Date.

              (ii) Borrower shall notify Agent by an irrevocable written notice in the form of Exhibit E, appropriately completed (a "Notice of Term
                         ---------                              --------------
          Loan Interest Period Selection"), at least three (3) Business Days
          ------------------------------
          prior to the last day of each Interest Period for the Term Loans of the Interest Period selected by Borrower for the next succeeding Interest Period therefor. Each Notice of Term Loan Interest Period Selection shall be given by first-class mail or facsimile to the office or the facsimile number and during the hours specified in Paragraph 8.01; provided, however, that Borrower shall promptly
          --------------  --------  -------
          deliver to Agent the original of any Notice of

          Term Loan Interest Period Selection initially delivered by facsimile. If Borrower fails to notify Agent of the next Interest Period for the Term Loans in accordance with this Subparagraph 2.02(e), the next
                                             --------------------
          Interest Period shall be one (1) month.

          (e) Scheduled Term Loan Payments.  Borrower shall repay the principal
              ----------------------------
     amount of the Term Loans in twelve (12) installments of $833,333.33 each, payable on each Term Loan Installment Date; provided, however, that the
                                                 --------  -------
     principal payment due on the Term Loan Maturity Date shall be in the amount necessary to pay all remaining unpaid principal on the Term Loans.
     Borrower shall pay accrued interest on the unpaid principal amount of each Term Loan in arrears on the last day of each Interest Period (and if any such Interest Period is equal to or longer than three (3) months, every three (3) months after the first day of such Interest Period), upon prepayment (to the extent thereof) and at maturity.

          (f) Purpose.  Borrower shall use the proceeds of the Term Loans,
              -------
     first, to repay on the Closing Date all indebtedness outstanding under the Senior Secured Note Purchase Agreement dated as of November 15, 1991 between Borrower and Cigna Investments, Inc., as amended from time to time prior to the date hereof (as so amended, the "Prior Credit Agreement") and,
                                                   ----------------------
     thereafter, for Borrower's general corporate needs.

     2.03.     Commitment Reductions, Etc.
               ---------------------------

          (a) Reduction or Cancellation of Commitments.  Borrower may, upon
              ----------------------------------------
     three (3) Business Days written notice to Agent, permanently reduce the Total Revolving Loan Commitment by the amount of one million Dollars ($1,000,000) or an integral multiple of five hundred thousand Dollars ($500,000) in excess thereof or cancel the Total Revolving Loan Commitment in its entirety; provided, however, that:
                      --------  -------

               (i) Borrower may not reduce the Total Revolving Loan Commitment prior to the Revolving Loan Maturity Date, if, after giving effect to such reduction, the aggregate principal amount of all Revolving Loans then outstanding would exceed the Total Revolving Loan Commitment; and

              (ii) Borrower may not cancel the Total Revolving Loan Commitment prior to the Revolving Loan Maturity Date, if, after giving effect to such cancellation, any Revolving Loans would then remain outstanding.

          (b) Effect of Commitment Reductions.  From the effective date of any
              -------------------------------
     reduction of the Total Revolving Loan Commitment, the Commitment Fees payable pursuant to Subparagraph 2.04(b) shall be computed on the basis of
                         --------------------
     the Total Revolving Loan Commitment as so reduced. Once reduced or cancelled, the Total Revolving Loan Commitment may not be increased or reinstated without the prior written consent of all Lenders. Any reduction of the Total Revolving Loan Commitment pursuant to Subparagraph 2.03(a)
                                                        --------------------
     shall be applied ratably to reduce each Lender's Revolving Loan Commitment in accordance with clause (i) of Subparagraph 2.09(a).
                        ----------------------------------

     2.04.     Fees.
               ----

          (a) Agent's Fee.  Borrower shall pay to Agent, for its own account,
              -----------
     agent's fees and other compensation in the amounts and at the times set forth in the Agent's Fee Letter.

          (b) Commitment Fees.  Borrower shall pay to Agent, for the ratable
              ---------------
     benefit of the Lenders as provided in clause (iii) of Subparagraph 2.09(a),
                                           ------------------------------------
     commitment fees (the "Commitment Fees") of three-eights of one percent
                           ---------------
     (0.375%) per annum on the daily average Unused Commitment for the period beginning on the date of this Agreement and ending on the Revolving Loan Maturity Date. Borrower shall pay the Commitment Fees in arrears on the last Business Day in each February, May, August and November (commencing August 30, 1996) and on the Revolving Loan Maturity Date (or if the Total Commitment is cancelled on a date prior to the Revolving Loan Maturity Date, on such prior date).

     2.05.     Prepayments.
               -----------

          (a) Terms of all Prepayments.  Upon the prepayment of any Loan
              ------------------------
     (whether such prepayment is an optional prepayment under Subparagraph
                                                              ------------
     2.05(b), a mandatory prepayment required by Subparagraph 2.05(c) or a
     -------                                     --------------------
     mandatory prepayment required by any other provision of this Agreement or the other Credit Documents, including, without limitation, a prepayment upon acceleration), Borrower shall pay to the Lender which made such Loan
     (i) all accrued interest to the date of such prepayment on the amount prepaid and (ii) if such prepayment is the prepayment of a Revolving LIBOR Loan or of a Term Loan on a day other than the last day of an Interest Period for such Revolving LIBOR Loan or such Term Loan, all amounts payable to such Lender pursuant to Paragraph 2.12.
                                --------------

          (b) Optional Prepayments.  At its option, Borrower may, upon three (3)
              --------------------
     Business Days notice to Agent, prepay the Revolving Loans in any Revolving Loan Borrowing in part, in an aggregate principal amount of $1,000,000 or more, or in whole. At its option, Borrower may, upon five (5) Business Days notice to Agent, prepay the Term Loans in part, in an aggregate principal amount of $1,000,000 or more, or in whole.

          (c) Mandatory Prepayments.  If, at any time, the aggregate principal
              ---------------------
     amount of all Revolving Loans then outstanding exceeds the Total Revolving Loan Commitment at such time, Borrower shall immediately prepay Revolving Loans in an aggregate principal amount equal to such excess.

          (d) Application of Term Loan Prepayments.  All prepayments which are
              ------------------------------------
     applied to reduce the principal amount of the Term Loans shall reduce the aggregate principal amount payable by Borrower on the then remaining Term Loan Installment Dates in inverse order commencing with the Term Loan Maturity Date.

     2.06.     Other Payment Terms.
               -------------------

          (a) Place and Manner.  Borrower shall make all payments due to each
              ----------------
     Lender or Agent hereunder by payments to Agent at Agent's office located at the address specified in Paragraph 8.01, with each payment due to a Lender
                              --------------
     to be for the account of such Lender and such Lender's Applicable Lending Office. Borrower shall make all payments hereunder in lawful money of the United States and in same day or immediately available funds not later than 12:00 noon on the date due. Agent shall promptly disburse to each Lender each payment received by Agent for the account of such Lender.

          (b) Date.  Whenever any payment due hereunder shall fall due on a day
              ----
     other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

          (c) Late Payments.  If any amounts required to be paid by Borrower
              -------------
     under this Agreement or the other Credit Documents (including, without limitation, principal or interest payable on any Loan, any fees or other amounts) remain unpaid after such amounts are due, Borrower shall pay interest on the aggregate, outstanding balance of such amounts from the date due until those amounts are paid in full at a per annum rate equal to the Base Rate plus two percent (2.00%), such rate to change from time to
                   ----
     time as the Base Rate shall change.

          (d) Application of Payments.  All payments hereunder shall be applied
              -----------------------
     first to unpaid fees, costs and expenses then due and payable under this Agreement or the other Credit Documents, second to accrued interest then due and payable under this Agreement or the other Credit Documents and finally to reduce the principal amount of outstanding Loans.

          (e) Failure to Pay Agent.  Unless Agent shall have received notice
              --------------------
     from Borrower at least one (1) Business Day prior to the date on which any payment is due to the Lenders hereunder that Borrower will not make such payment in full, Agent shall be entitled to assume that Borrower has made or will make such payment in full to Agent on such date and Agent may, in reliance upon such assumption, cause to be paid to the Lenders on such due date an amount equal to the amount then due such Lenders. If and to the extent Borrower shall not have so made such payment in full to Agent, each such Lender shall repay to Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to Agent, at (i) the Federal Funds Rate for the first three (3) days and (ii) the per annum rate applicable to Revolving Base Rate Loans thereafter. A certificate of Agent submitted to any Lender with respect to any amounts owing by such Lender under this Subparagraph
                                                                 ------------
     2.06(e) shall be conclusive absent manifest error.
     -------

     2.07.     Notes and Interest Account.
               --------------------------

          (a) Revolving Loan Notes.  The obligation of Borrower to repay the
              --------------------
     Revolving Loans made by each Lender and to pay interest thereon at the rates provided herein shall be evidenced by a promissory note in the form of Exhibit F (individually, a "Revolving Loan Note") which note shall be
        ---------                   -------------------
     (i) payable to the order of such Lender, (ii) in the amount of such Lender's Revolving Loan Commitment, (iii) dated the Closing Date and (iv) otherwise appropriately completed. Borrower authorizes each Lender to record on the schedule annexed to such Lender's Revolving Loan Note the date and amount of each Revolving Loan made by such Lender and of each payment or prepayment of principal thereon made by Borrower, and agrees that all such notations shall constitute prima facie evidence of the matters noted; provided, however, that any failure by a Lender to make any
                    --------  -------
     such notation shall not affect the Obligations. Borrower further authorizes each Lender to attach to and make a part of such Lender's Revolving Loan Note continuations of the schedule attached thereto as necessary.

          (b) Term Loan Notes.  The obligation of Borrower to repay the Term
              ---------------
     Loan made by each Lender and to pay interest thereon at the rates provided herein shall be evidenced by a promissory note in the form of Exhibit G
                                                                   ---------
     (individually, a "Term Loan Note") which note shall be (i) payable to the
                       --------------
     order of such Lender, (ii) in the amount of such Lender's Term Loan, (iii) dated the Closing Date and (iv) otherwise appropriately completed.

          (c) Interest Account.  Borrower authorizes Agent to record in an
              ----------------
     account or accounts maintained by Agent on its books (the "Interest
                                                                --------
     Account") (i) the interest rates applicable to all Loans and the effective dates of all changes thereto, (ii) the Interest Period for each Revolving LIBOR Loan and Term Loan, (iii) the date and amount of each principal and interest payment on each Loan and (iv) such other information as Agent may determine is necessary for the computation of interest payable by Borrower hereunder.

     2.08.     Loan Funding.
               ------------

          (a) Lender Funding and Disbursement to Borrower.  Each Lender shall,
              -------------------------------------------
     before 11:00 a.m. on the date of each Borrowing, make available to Agent at Agent's office specified in Paragraph 8.01, in same day or immediately
                                 --------------
     available funds, such Lender's Proportionate Share of such Borrowing.
     After Agent's receipt of such funds and upon satisfaction of the applicable conditions set forth in Section III, Agent shall promptly disburse such
                             -----------
     funds to Borrower in same day or immediately available funds. Unless otherwise directed by Borrower, Agent shall disburse the proceeds of each Revolving Loan Borrowing by disbursement to the account or accounts specified in the applicable Notice of Borrowing.

          (b) Lender Failure to Fund.  Unless Agent shall have received notice
              ----------------------
     from a Lender prior to the date of any Borrowing that such Lender will not make available to Agent such Lender's Proportionate Share of such Borrowing, Agent shall be entitled to assume that such Lender has made or will make such portion available to Agent on the date of such Borrowing in accordance with Subparagraph 2.08(a), and Agent may on such date, in
                     --------------------
     reliance upon such assumption, disburse or otherwise credit to Borrower a corresponding amount. If any Lender does not make the amount of its Proportionate Share of any Borrowing available to Agent on or prior to the date of such Borrowing, such Lender shall pay to Agent, on demand, interest which shall accrue on such amount from the date of such Borrowing until such amount is paid to Agent at rates equal to (i) the daily Federal Funds Rate during the period from the date of such Borrowing through the third Business Day thereafter and (ii) the rate applicable to Revolving Base Rate Loans thereafter. A certificate of Agent submitted to any Lender with respect to any amounts owing under this Subparagraph 2.08(b) shall be
                                             --------------------
     conclusive absent manifest error. If the amount of any Lender's Proportionate Share of any Borrowing is not paid to

     Agent by such Lender within three (3) Business Days after the date of such Borrowing, Borrower shall repay such amount to Agent, on demand, together with interest thereon, for each day from the date such amount was disbursed to Borrower until the date such amount is repaid to Agent, at the interest rate applicable at the time to the Loans comprising such Borrowing.

          (c) Lenders' Obligations Several.  The failure of any Lender to make
              ----------------------------
     the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation hereunder to make its Loan on the date of such Borrowing, but no Lender shall be obligated in any way to make any Loan which another Lender has failed or refused to make or otherwise be in any way responsible for the failure or refusal of any other Lender to make any Loan required to be made by such other Lender on the date of any Borrowing.

     2.09.     Pro Rata Treatment.
               ------------------

          (a) Borrowings, Commitment Reductions, Etc.  Except as otherwise
              ---------------------------------------
     provided herein:

               (i) Each Borrowing and reduction of the Total Revolving Loan Commitment shall be made or shared among the Lenders pro rata according to their respective Proportionate Shares;

              (ii) Each payment of principal of Loans in any Borrowing shall be shared among the Lenders which made or funded the Loans in such Borrowing pro rata according to the respective unpaid principal amounts of such Loans so made or funded by such Lenders;

             (iii) Each payment of interest on Loans in any Borrowing shall be shared among the Lenders which made or funded the Loans in such Borrowing pro rata according to (A) the respective unpaid principal amounts of such Loans so made or funded by such Lenders and (B) the dates on which such Lenders so made or funded such Loans;

              (iv) Each payment of Commitment Fees shall be shared among the Lenders (except for Defaulting Lenders) pro rata according to (A) their respective Proportionate Shares and (B) in the case of each Lender which becomes a Lender hereunder after the date hereof, the date upon which such Lender so became a Lender;

               (v) Each payment of interest (other than interest on Loans) shall be shared among the Lenders and Agent owed the amount upon which such interest accrues pro rata according to (A) the respective amounts so owed such Lenders and Agent and (B) the dates on which such amounts became owing to such Lenders and Agent; and

              (vi) All other payments under this Agreement and the other Credit Documents shall be for the benefit of the Person or Persons specified.

          (b) Sharing of Payments, Etc.  If any Lender shall obtain any payment
              -------------------------
     (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of Loans owed to it in excess of its ratable share of payments on account of such Loans obtained by all Lenders entitled to such payments, such Lender shall forthwith purchase from the other Lenders such participations in the Loans as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess
              --------  -------
     payment is thereafter recovered from such purchasing Lender, such purchase shall be rescinded and each other Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such other Lender's ratable share (according to the proportion of (i) the amount of such other Lender's required repayment to
     (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this

     Subparagraph 2.09(b) may, to the fullest extent permitted by law, exercise
     --------------------
     all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation.

     2.10.     Change of Circumstances.
               -----------------------

          (a) Inability to Determine Rates.  If, on or before the first day of
              ----------------------------
     any Interest Period for any Revolving LIBOR Loan or Term Loan, (i) any Lender shall advise Agent that the LIBO Rate for such Interest Period cannot be adequately and reasonably determined due to the unavailability of funds in or other circumstances affecting the London interbank market or
     (ii) any Lender shall advise Agent that the rate of interest for such Loan does not adequately and fairly reflect the cost to such Lender of making or maintaining such Revolving LIBOR Loan or Term Loan, Agent shall immediately give notice of such condition to Borrower and the other Lenders. After the giving of any such notice and until Agent shall otherwise notify Borrower that the circumstances giving rise to such condition no longer exist, Borrower's right to request the making of or conversion to, and the Lenders' obligations to make or convert to Revolving LIBOR Loans shall be suspended. If any Revolving LIBOR Loans are outstanding at the commencement of any such suspension, such Revolving Loans shall be converted into Revolving Base Rate Loans at the end of the then current Interest Period for such Revolving LIBOR Loans, unless such suspension has then ended. If the Term Loans are outstanding at the commencement of any such suspension, Borrower shall, during the period beginning on the last day of the current Interest Period for the Term Loans (unless such suspension has then ended) and ending on the date Agent notifies Borrower that the circumstances giving rise to such suspension no longer exist, pay interest on the Term Loans at the rates and on the dates specified herein for Revolving Base Rate Loans.

          (b) Illegality.  If, after the date of this Agreement, the adoption of
              ----------
     any Governmental Rule, any change in any Governmental Rule or the application or requirements thereof (whether such change occurs in accordance with the terms of such Governmental Rule as enacted, as a result of amendment or otherwise), any change in the interpretation or administration of any Governmental Rule by any Governmental Authority, or compliance by any Lender with any request or directive (whether or not having the force of law) of any Governmental Authority (a "Change of Law")
                                                                -------------
     shall make it unlawful or impossible for any Lender to make or maintain any Revolving LIBOR Loan or Term Loan, such Lender shall immediately notify Agent and Borrower of such Change of Law. Upon receipt of such notice:

               (i) Borrower's right to request such Lender to make Revolving LIBOR Loans or convert Revolving Base Rate Loans into Revolving LIBOR Loans, and such Lender's obligation to make such Loans or conversions, shall be terminated;

              (ii) Borrower shall, at the request of such Lender if any Revolving Loans made by such Lender are then outstanding, either prepay such Loans or convert such Loans into Revolving Base Rate Loans; and

             (iii) Borrower shall, at the request of such Lender if the Term Loan made by such Lender is then outstanding, either prepay such Loan or pay on such Loan at the rates and on the dates specified herein for Revolving Base Rate Loans.

     If Borrower is required to prepay, convert or begin paying Revolving Base Rate Interest on any Loans pursuant to clause (ii) or (iii) above, Borrower
                                            --------------------
     shall make such prepayment or conversion or begin paying such interest at the end of the current Interest Periods for any applicable Loans then outstanding, unless the affected Lender has notified Borrower that such Lender may not lawfully continue to fund and maintain such Loans, in which case Borrower shall make such prepayment or conversion or begin paying such interest immediately. If Borrower makes any such prepayment or conversion or so begins paying such interest pursuant to the preceding sentence prior to the last day of an Interest Period for any Revolving LIBOR Loan or Term Loan, such event shall be deemed a prepayment thereof for purposes of Paragraph 2.12. After any
                                                    --------------
     Lender notifies Agent and Borrower of such a Change of Law and until such Lender notifies Agent and Borrower that it is no longer unlawful or impossible for such Lender to make or maintain a Revolving LIBOR Loan or its Term Loan priced on the basis of LIBOR, all Revolving Loans made by such Lender shall be Revolving Base Rate Loans and Borrower shall pay interest on such Lender's Term Loan at the rates and at the times specified herein for Revolving Base Rate Loans.

          (c) Increased Costs.  If, after the date of this Agreement, any Change
              ---------------
     of Law:

               (i) Shall subject any Lender to any tax, duty or other charge with respect to any Revolving LIBOR Loan or Term Loan, or shall change the basis of taxation of payments by Borrower to any Lender on such a Revolving LIBOR Loan or Term Loan or in respect to such a Revolving LIBOR Loan or Term Loan under this Agreement (except for changes in the rate of taxation on the overall net income of any Lender imposed by its jurisdiction of incorporation or the jurisdiction in which its Applicable Lending Office is located); or

              (ii) Shall impose, modify or hold applicable any reserve (excluding any Reserve Requirement or other reserve to the extent included in the calculation of the LIBO Rate for any Loans), special deposit or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances or loans by, or any other acquisition of funds by any Lender for any Revolving LIBOR Loan or Term Loan; or

             (iii) Shall impose on any Lender any other condition related to any Revolving LIBOR Loan or Term Loan or such Lender's Commitments;

     And the effect of any of the foregoing is to increase the cost to such Lender of making, renewing or maintaining any such Revolving LIBOR Loan or Term Loan or its Commitment or to reduce any amount receivable by such Lender hereunder; then Borrower shall from time to time, within five (5) days after demand by such Lender, pay to such Lender additional amounts sufficient to reimburse such Lender for such increased costs or to compensate such Lender for such reduced amounts. Borrower shall not be obligated to make a payment to a Lender under this Subparagraph 2.10(c) on
                                                        --------------------
     account of any such increased costs or reduced amounts unless such Lender makes demand for such payment not later than six (6) months after the date on which such increased costs were incurred or such reduced amounts were received by such Lender. A certificate as to the amount of such increased costs or reduced amounts, submitted by such Lender to Borrower shall, in the absence of manifest error, be conclusive and binding on Borrower for all purposes. The obligations of Borrower under this Subparagraph 2.10(c)
                                                           --------------------
     shall survive the payment and performance of the Obligations and the termination of this Agreement.

          (d) Capital Requirements.  If, after the date of this Agreement, any
              --------------------
     Lender determines that (i) any Change of Law affects the amount of capital required or expected to be maintained by such Lender or any Person controlling such Lender (a "Capital Adequacy Requirement") and (ii) the
                                 ----------------------------
     amount of capital maintained by such Lender or such Person which is attributable to or based upon the Loans, the Commitments or this Agreement must be increased as a result of such Capital Adequacy Requirement (taking into account such Lender's or such Person's policies with respect to capital adequacy), Borrower shall pay to such Lender or such Person, within five (5) days after demand of such Lender, such amounts as such Lender or such Person shall determine are necessary to compensate such Lender or such Person for the increased costs to such Lender or such Person of such increased capital. Borrower shall not be obligated to make a payment to a Lender or a Person controlling such Lender under this Subparagraph 2.10(d)
                                                           --------------------
     on account of any increased capital unless such Lender makes demand for such payment not later than six (6) months after the date on which such Lender or Person increased its capital. A certificate of any Lender setting forth in reasonable detail the computation of any such increased costs, delivered by such Lender to Borrower shall, in the absence of manifest error, be conclusive and binding on Borrower for all purposes.
     The obligations of Borrower under this Subparagraph 2.10(d) shall survive
                                            --------------------
     the payment and performance of the Obligations and the termination of this Agreement.

          (e) Mitigation.  Any Lender which becomes aware of (i) any Change of
              ----------
     Law which will make it unlawful or impossible for such Lender to make or maintain any Revolving LIBOR Loan or its Term Loan or (ii) any Change of Law or other event or condition which will obligate Borrower to pay any amount pursuant to Subparagraph 2.10(c) or Subparagraph
                        --------------------    ------------

     2.10(d) shall notify Borrower and Agent thereof as promptly as practical.
     -------
     If any Lender has given notice of any such Change of Law or other event or condition and thereafter becomes aware that such Change of Law or other event or condition has ceased to exist, such Lender shall notify Borrower and Agent thereof as promptly as practical. Each Lender affected by any Change of Law which makes it unlawful or impossible for such Lender to make or maintain any Revolving LIBOR Loan or Term Loan or to which Borrower is obligated to pay any amount pursuant to Subparagraph 2.10(c) or
                                             --------------------
     Subparagraph 2.10(d) shall use reasonable commercial efforts (including
     --------------------
     changing the jurisdiction of its Applicable Lending Office) to avoid the effect of such Change of Law or to avoid or materially reduce any amounts which Borrower is obligated to pay pursuant to Subparagraph 2.10(c) or
                                                    --------------------
     Subparagraph 2.10(d) if, in the reasonable opinion of such Lender, such
     --------------------
     efforts would not be disadvantageous to such Lender or contrary to such Lender's normal banking practices.

     2.11.     Taxes on Payments.
               -----------------

          (a) Payments Free of Taxes.  All payments made by Borrower under this
              ----------------------
     Agreement and the other Credit Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (except net income taxes and franchise taxes in lieu of net income taxes imposed on Agent or any Lender by its jurisdiction of incorporation or the jurisdiction in which its Applicable Lending Office is located) (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are required
                                            -----
     to be withheld from any amounts payable to Agent or any Lender hereunder or under the other Credit Documents, the amounts so payable to Agent or such Lender shall be increased to the extent necessary to yield to Agent or such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the other Credit Documents. Whenever any Taxes are payable by Borrower, as promptly as possible thereafter, Borrower shall send to Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by Borrower showing payment thereof. If Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to Agent the required receipts or other required documentary evidence, Borrower shall indemnify Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by Agent or any Lender as a result of any such failure. The obligations of Borrower under this Subparagraph 2.11(a)
                                                           --------------------
     shall survive the payment and performance of the Obligations and the termination of this Agreement.

          (b) Withholding Exemption Certificates.  On or prior to the date of
              ----------------------------------
     the initial Borrowing or, if such date does not occur within thirty (30) days after the date of this Agreement, by the end of such 30-day period, each Lender which is not organized under the laws of the United States of America or a state thereof shall deliver to Borrower and Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or successor applicable form), as the case may be, certifying in each case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. Each Lender which delivers to Borrower and Agent a Form 1001 or 4224 pursuant to the immediately preceding sentence further undertakes to deliver to Borrower and Agent two further copies of Form 1001 or 4224 (or successor applicable forms), as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by such Lender to Borrower and Agent, certifying that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. Each Lender which is not organized under the laws of the United States of America or a state thereof further agrees (i) promptly to notify Agent and Borrower of any change of circumstances (including without limitation any change in any treaty, law or regulation) which would prevent such Lender from receiving payments hereunder without any deduction or withholding of United States federal income tax and (ii) to furnish to Agent and Borrower any other manner of certification as Agent or Borrower may reasonably request to establish the right of such Lender to receive payments hereunder without any deduction or withholding of United States federal income tax.

          (c) Mitigation.  If Agent or any Lender claims any additional amounts
              ----------
     to be payable to it pursuant to this Paragraph 2.11, such Person shall use
                                          --------------
     reasonable commercial efforts to file any certificate or document requested in writing by Borrower (including without limitation copies of Internal Revenue Service Form 1001 (or successor forms) reflecting a reduced rate of withholding) or to change the jurisdiction of its Applicable Lending Office if the making of such a filing or such change in the jurisdiction of its Applicable Lending Office would avoid the need for or materially reduce the amount of any such additional amounts which may thereafter accrue and if, in the reasonable opinion of such Person, in the case of a change in the jurisdiction of its Applicable Lending Office, such change would not be disadvantageous to such Person or contrary to such Person's normal banking practices.

          (d) Tax Returns.  Nothing contained in this Paragraph 2.11 shall
              -----------                             --------------
     require Agent or any Lender to make available any of its tax returns (or any other information relating to its taxes which it deems to be confidential).

     2.12.     Funding Loss Indemnification.  If Borrower shall (a) repay,
               ----------------------------
prepay or convert any Revolving LIBOR Loan or Term Loan on any day other than the last day of an Interest Period therefor (whether a scheduled payment, an optional prepayment or conversion, a mandatory prepayment or conversion, a payment upon acceleration or otherwise), (b) fail to borrow any Revolving LIBOR Loan or Term Loan for which a Notice of Borrowing has been delivered to Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise), or (c) fail to convert any Revolving Loans into Revolving LIBOR Loans in accordance with a Notice of Revolving Loan Conversion delivered to Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise); Borrower shall, upon demand by any Lender, reimburse such Lender for and hold such Lender harmless from all costs and losses incurred by such Lender as a result of such repayment, prepayment, conversion or failure. Borrower understands that such costs and losses may include, without limitation, losses incurred by a Lender as a result of funding and other contracts entered into by such Lender to fund a Revolving LIBOR Loan or Term Loan. Borrower shall not be obligated to make a payment to a Lender under this Paragraph 2.12 on
                                                          --------------
account of any such repayment, prepayment, conversion or failure referred to in clause (a), (b) or (c) above unless such Lender makes demand for such payment
- ----------------------
not later than six (6) months after the last day of the Interest Period for (i) the Loan which is repaid, prepaid or converted in the case of clause (a), (ii)
                                                              ----------
the Loan which is not borrowed in the case of clause (b) or (iii) the Loan which
                                              ----------
is not converted in the case of clause (c).  Each Lender demanding payment under
                                ----------
this Paragraph 2.12 shall deliver to Borrower, with a copy to Agent, a
     --------------
certificate setting forth the amount of costs and losses for which demand is made, which certificate shall set forth in reasonable detail the calculation of the amount demanded. Such a certificate so delivered to Borrower shall constitute prima facie evidence of such costs and losses. The obligations of
           ----- -----
Borrower under this Paragraph 2.12 shall survive the payment and performance of
                    --------------
the Obligations and the termination of this Agreement.

     2.13.     Replacement of Lenders.  If any Lender shall (a) become a
               ----------------------
Defaulting Lender two (2) or more times in a period of twelve (12) consecutive months, (b) continue as a Defaulting

Lender for more than three (3) Business Days at any time, (c) suspend its obligation to make or maintain Revolving LIBOR Loans or its Term Loan at pricing based upon the LIBO Rate pursuant to Subparagraph 2.10(b) for a reason which is
                                     --------------------
not applicable to any other Lender or (d) demand any payment under Subparagraph
                                                                   ------------
2.10(c), 2.10(d) or 2.11(a) for a reason which is not applicable to any other
- ---------------------------
Lender, then Agent may (or upon the written request of Borrower, shall) replace such Lender (the "affected Lender"), or cause such affected Lender to be replaced, with another lender (the "replacement Lender") satisfying the requirements of an Assignee Lender under Subparagraph 8.05(c), by having the
                                         --------------------
affected Lender sell and assign all of its rights and obligations under this Agreement and the other Credit Documents to the replacement Lender pursuant to Subparagraph 8.05(c); provided, however, that if Borrower seeks to exercise such
- --------------------  --------  -------
right, it must do so within sixty (60) days after it first knows or should have known of the occurrence of the event or events giving rise to such right, and neither Agent nor any Lender shall have any obligation to identify or locate a replacement Lender for Borrower. Upon receipt by any affected Lender of a written notice from Agent stating that Agent is exercising the replacement right set forth in this Paragraph 2.14, such affected Lender shall sell and assign all
                  --------------
of its rights and obligations under this Agreement and the other Credit Documents to the replacement Lender pursuant to an Assignment Agreement and Subparagraph 8.05(c) for a purchase price equal to the sum of the principal
- --------------------
amount of the affected Lender's Loans so sold and assigned, all accrued and unpaid interest thereon and its ratable share of all fees to which it is entitled.


SECTION III.   CONDITIONS PRECEDENT.
               --------------------

     3.01.     Initial Conditions Precedent.  The obligations of the Lenders to
               ----------------------------
make the Term Loans or the Revolving Loans comprising the initial Revolving Loan Borrowing are subject to receipt by Agent, on or prior to the Closing Date, of each item listed in Schedule 3.01, each in form and substance satisfactory to
                    -------------
Agent and each Lender, and with sufficient copies for, Agent and each Lender.

     3.02.     Conditions Precedent to Each Credit Event.  The occurrence of
               -----------------------------------------
each Credit Event (including the initial Borrowing) is subject to the further conditions that:

          (a) Borrower shall have delivered to Agent the Notice of Borrowing, Notice of Revolving Loan Conversion or Notice of Interest Period Selection, as the case may be, for such Credit Event in accordance with this Agreement; and

          (b) On the date such Credit Event is to occur and after giving effect to such Credit Event, the following shall be true and correct:

               (i) The representations and warranties of Borrower and its Subsidiaries set forth in Paragraph 4.01 and in the other Credit
                                    --------------
          Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date); and

              (ii) No Default or Event of Default has occurred and is continuing or will result from such Credit Event; and

             (iii) All of the Credit Documents are in full force and effect.

     The submission by Borrower to Agent of each Notice of Borrowing, each Notice of Revolving Loan Conversion (other than a notice for a conversion to a Revolving Base Rate Loan) and each Notice of Interest Period Selection shall be deemed to be a representation and warranty by Borrower that each of the statements set forth above in this Subparagraph 3.03(b) is true and
                                               --------------------
     correct as of the date of such notice.

     3.03.     Covenant to Deliver.  Borrower agrees (not as a condition but as
               -------------------
a covenant) to deliver to Agent each item required to be delivered to Agent as a condition to the occurrence of any Credit Event if such Credit Event occurs. Borrower expressly agrees that the occurrence of any such Credit Event prior to the receipt by Agent of any such item shall not constitute a waiver by Agent or any Lender of Borrower's obligation to deliver such item.


SECTION IV.    REPRESENTATIONS AND WARRANTIES.
               ------------------------------

     4.01.     Borrower's Representations and Warranties.  In order to induce
               -----------------------------------------
Agent and the Lenders to enter into this Agreement, Borrower hereby represents and warranties to Agent and the Lenders as follows:

          (a) Due Incorporation, Qualification, etc.  Each of Borrower and
              --------------------------------------
     Borrower's Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation;
     (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed is reasonably likely to have a Material Adverse Effect.

          (b) Authority.  The execution, delivery and performance by Borrower of
              ---------
     each Credit Document executed, or to be executed, by Borrower and the consummation of the transactions contemplated thereby (i) are within the power of Borrower and (ii) have been duly authorized by all necessary actions on the part of Borrower.

          (c) Enforceability.  Each Credit Document executed, or to be executed,
              --------------
     by Borrower has been, or will be, duly executed and delivered by Borrower and constitutes, or will constitute, a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

          (d) Non-Contravention.  The execution and delivery by Borrower of the
              -----------------
     Credit Documents executed by Borrower and the performance and consummation of the transactions contemplated thereby do not (i) violate any Requirement of Law applicable to Borrower; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligation of Borrower; or (iii) result in the creation or imposition of any Lien (or the obligation to create or impose any Lien) upon any property, asset or revenue of Borrower (except such Liens as may be created in favor of Agent pursuant to this Agreement or the other Credit Documents).

          (e) Approvals.  No consent, approval, order or authorization of, or
              ---------
     registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Credit Documents executed by Borrower and the performance and consummation of the transactions contemplated thereby, except such as have been made or obtained and are in full force and effect.

          (f) No Violation or Default.  Neither Borrower nor any of its
              -----------------------
     Subsidiaries is in violation of or in default with respect to (i) any Requirement of Law applicable to such Person; (ii) any Contractual Obligation of such Person (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where, in each case, such violation or default is reasonably likely to have a Material Adverse Effect. Without limiting the generality of the foregoing, neither Borrower nor any of its Subsidiaries (A) has violated any Environmental Laws, (B) has any liability under any Environmental Laws or (C) has received notice or other communication of an investigation or is under investigation by any Governmental Authority having authority to enforce Environmental Laws, where such violation, liability or investigation is reasonably likely to have a Material Adverse Effect. No Event of Default or Default has occurred and is continuing.

          (g) Litigation.  No actions (including, without limitation, derivative
              ----------
     actions), suits, proceedings or investigations are pending or, to the knowledge of Borrower, threatened against Borrower or any of its Subsidiaries at law or in equity in any court or before any other Governmental Authority which (i) is reasonably likely (alone or in the aggregate) to have a Material Adverse Effect or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by Borrower of the Credit Documents or the transactions contemplated thereby.

          (h) Title; Possession Under Leases.  Borrower and its Subsidiaries own
              ------------------------------
     and have good and marketable title, or a valid leasehold interest in, all their respective properties and assets as reflected in the most recent Financial Statements delivered to Agent (except those assets and properties disposed of in the ordinary course of business or otherwise in compliance with this Agreement since the date of such Financial Statements) and all respective assets and properties acquired by Borrower and its Subsidiaries since such date (except those disposed of in the ordinary course of business or otherwise in compliance with this Agreement). Such assets and properties are subject to no Lien, except for Permitted Liens. Each of Borrower and its Subsidiaries has complied with all material obligations under all material leases to which it is a party and all such leases are in full force and effect. Each of Borrower and its Subsidiaries enjoys peaceful and undisturbed possession under such leases.

          (i) Financial Statements.  The Financial Statements of Borrower and
              --------------------
     its Subsidiaries which have been delivered to Agent, (i) are in accordance with the books and records of Borrower and its Subsidiaries, which have been maintained in accordance with good business practice; (ii) have been prepared in conformity with GAAP; and (iii) fairly present the financial conditions and results of operations of Borrower and its Subsidiaries as of the date thereof and for the period covered thereby. Neither Borrower nor any of its Subsidiaries has any contingent obligations, liability for taxes or other outstanding obligations which are material in the aggregate, except as disclosed in the audited Financial

     Statements dated July 31, 1995, furnished by Borrower to Agent prior to the date hereof, or in the Financial Statements delivered to Agent pursuant to Subparagraph 5.01(a)(i) or (ii).
     -------------------------------

          (j) Equity Securities.  All outstanding Equity Securities of Borrower
              -----------------
     are duly authorized, validly issued, fully paid and non-assessable. Except as set forth in Schedule 4.01(j), there are on the date of this Agreement
                     ----------------
     no outstanding subscriptions, options, conversion rights, warrants or other agreements or commitments of any nature whatsoever (firm or conditional) obligating Borrower to issue, deliver or sell, or cause to be issued, delivered or sold, any additional Equity Securities of Borrower, or obligating Borrower to grant, extend or enter into any such agreement or commitment. All Equity Securities of Borrower have been offered and sold in compliance with all federal and state securities laws and all other Requirements of Law.

          (k) No Agreements to Sell Assets; Etc.  Neither Borrower nor any of
              ---------------------------------
     its Subsidiaries has any legal obligation, absolute or contingent, to any Person to sell the assets of Borrower or any of its Subsidiaries (other than sales in the ordinary course of business), or to effect any merger, consolidation or other reorganization of Borrower or any of its Subsidiaries or to enter into any agreement with respect thereto.

          (l)  Employee Benefit Plans.
               ----------------------

               (i) Based upon the latest valuation of each Employee Benefit Plan that either Borrower or any ERISA Affiliate maintains or contributes to, or has any obligation under (which occurred within twelve months of the date of this representation), the aggregate benefit liabilities of such plan within the meaning of (S) 4001 of ERISA did not exceed the aggregate value of the assets of such plan. Neither Borrower nor any ERISA Affiliate has any liability with respect to any post-retirement benefit under any Employee Benefit Plan which is a welfare plan (as defined in section 3(1) of ERISA), other than liability for health plan continuation coverage described in Part 6 of Title I(B) of ERISA, which liability for health plan contribution coverage is not reasonably likely to have a Material Adverse Effect.

              (ii) Each Employee Benefit Plan complies, in both form and operation, in all material respects, with its terms, ERISA and the Code, and no condition exists or event has occurred with respect to any such plan which would result in the incurrence by either Borrower or any ERISA Affiliate of any material liability, fine or penalty. Each Employee Benefit Plan, related trust agreement, arrangement and commitment of Borrower or any ERISA Affiliate is legally valid and binding and in full force and effect. No Employee Benefit Plan is being audited or investigated by any government agency or is subject to any pending or threatened claim or suit. Neither Borrower nor any ERISA Affiliate nor any fiduciary of any Employee Benefit Plan has engaged in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

             (iii) Neither Borrower nor any ERISA Affiliate contributes to or has any material contingent obligations to any Multiemployer Plan. Neither Borrower nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under Section 4201 of ERISA or as a result of a sale of assets described in Section 4204 of ERISA. Neither Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of Section 4241 or Section 4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under Section 4041A of ERISA.

          (m) Other Regulations.  Borrower is not subject to regulation under
              -----------------
     the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or to any other Governmental Rule limiting its ability to incur indebtedness.

          (n) Patent and Other Rights.  Borrower and its Subsidiaries own or
              -----------------------
     license under validly existing agreements all patents, licenses, trademarks, trade names, trade secrets, service marks, copyrights and all rights with respect thereto, which are required to conduct their businesses as now conducted.

          (o) Governmental Charges and Other Indebtedness.  Borrower and its
              -------------------------------------------
     Subsidiaries have filed or caused to be filed all tax returns which are required to be filed by them. Borrower and its Subsidiaries have paid, or made provision for the payment of, all taxes and other Governmental Charges which have or may have become due pursuant to said returns or otherwise and all other indebtedness, except such Governmental Charges or indebtedness, if any, which are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided or which are not reasonably likely to have a Material Adverse Effect if unpaid.

          (p) Margin Stock.  Borrower owns no Margin Stock which, in the
              ------------
     aggregate, would constitute a substantial part of the assets of Borrower, and no proceeds of any Loan will be used to purchase or carry, directly or indirectly, any Margin Stock or to extend credit, directly or indirectly, to any Person for the purpose of purchasing or carrying any Margin Stock.

          (q) Subsidiaries, etc.  Set forth in Schedule 4.01(q) (as supplemented
              ------------------               ----------------
     by Borrower from time to time in a written notice to Agent) is a complete list of all of Borrower's Subsidiaries, the jurisdiction of incorporation of each, the classes of Equity Securities of each and the number of shares and percentages of shares of each such class owned directly or indirectly by Borrower. Except for such Subsidiaries, Borrower has no Subsidiaries, is not a partner in any partnership or a joint venturer in any joint venture.

          (r) Catastrophic Events.  Neither Borrower nor any of its Subsidiaries
              -------------------
     and none of their properties is or has been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or other casualty that is reasonably likely to have a Material Adverse Effect. There are no disputes presently subject to grievance procedure, arbitration or litigation under any of the collective bargaining agreements, employment contracts or employee welfare or incentive plans to which Borrower or any of its Subsidiaries is a party, and there are no strikes, lockouts, work stoppages or slowdowns, or, to the best knowledge of Borrower, jurisdictional disputes or organizing activities occurring or threatened which alone or in the aggregate are reasonably likely to have a Material Adverse Effect.

          (s) Burdensome Contractual Obligations, Etc.  Neither Borrower nor any
              ---------------------------------------
     of its Subsidiaries and none of their properties is subject to any Contractual Obligation or Requirement of Law which is reasonably likely to have a Material Adverse Effect.

          (t) No Material Adverse Effect.  No event has occurred and no
              --------------------------
     condition exists which is reasonably likely to have a Material Adverse Effect.

          (u) Accuracy of Information Furnished.  None of the Credit Documents
              ---------------------------------
     and none of the other certificates, statements or information furnished to Agent or any Lender by or on behalf of Borrower or any of its Subsidiaries in connection with the Credit Documents or the transactions contemplated thereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.02.     Reaffirmation.  Borrower shall be deemed to have reaffirmed, for
               -------------
the benefit of the Lenders and Agent, each representation and warranty contained in Paragraph 4.01 on and as of the date of each Credit Event (except for
   --------------
representations and warranties expressly made as of a specified date, which shall be true as of such date).


SECTION V.     COVENANTS.
               ----------

     5.01.     Affirmative Covenants.  Until the termination of this Agreement
               ---------------------
and the satisfaction in full by Borrower of all Obligations, Borrower will comply, and will cause compliance, with the following affirmative covenants, unless Required Lenders shall otherwise consent in writing:

          (a) Financial Statements, Reports, etc.  Borrower shall furnish to
              -----------------------------------
     Agent, with sufficient copies for each Lender, the following, each in such form and such detail as Agent or the Required Lenders shall reasonably request:

               (i) As soon as available and in no event later than sixty (60) days after the last day of each fiscal quarter of Borrower (other than the last quarter of each fiscal year), a copy of the Financial Statements of Borrower and its Subsidiaries (prepared on a consolidated basis) for such quarter and for the fiscal year to date, certified by the president or chief financial officer of Borrower to present fairly the financial condition, results of operations and other information reflected therein and to have been prepared in accordance with GAAP (subject to normal year-end audit adjustments);

              (ii) As soon as available and in no event later than one hundred, twenty (120) days after the close of each fiscal year of Borrower, (A) copies of the audited Financial Statements of Borrower and its Subsidiaries (prepared on a consolidated basis) for such year, prepared by independent certified public accountants of recognized national standing acceptable to Agent and Required Lenders, (B) copies of the unqualified opinions (or qualified opinions reasonably acceptable to Agent and Required Lenders) and management letters delivered by such accountants in connection with all such Financial Statements and (C) certificates of such accountants to Agent stating that in making the examination necessary for their opinion they have reviewed Paragraph 5.03 and have obtained no
                                     --------------
          knowledge of any violation by Borrower and its Subsidiaries of the covenants set forth therein, or if, in the opinion of such accountants, any such violation has occurred, a statement as to the nature thereof;

             (iii) Contemporaneously with the quarterly and year-end Financial Statements required by the foregoing clauses (i) and (ii), a
                                               --------------------
          compliance certificate of the president or chief financial officer of Borrower (a "Compliance Certificate") which (A) states that no Event
                       ----------------------
          of Default and no Default has occurred and is continuing, or, if any such Event of Default or Default has occurred and is continuing, a statement as to the nature thereof and what action Borrower proposes to take with respect thereto and (B) sets forth, for the quarter or year covered by such Financial Statements or as of the last day of such quarter or year (as the case may be), the calculation of the financial ratios and tests provided in Paragraph 5.03;
                                                 --------------

              (iv) As soon as possible and in no event later than five (5) Business Days after any officer of Borrower knows of the occurrence or existence of (A) any Reportable Event under any Employee Benefit Plan or Multiemployer Plan; (B) any actual or threatened litigation, suits, claims or disputes against Borrower or any of its Subsidiaries involving potential monetary damages payable by Borrower or its Subsidiaries of $3,500,000 or more (alone or in the aggregate); (C) any other event or condition which is reasonably likely to have a Material Adverse Effect; or (D) any Default or Event of Default; the statement of the president or chief financial officer of Borrower setting forth details of such event, condition, Default or Event of Default and the action which Borrower proposes to take with respect thereto;

               (v) As soon as available and in no event later than five (5) Business Days after they are sent, made available or filed, copies of
          (A) all registration statements and reports filed by Borrower or any of its Subsidiaries with any securities exchange or the Securities and Exchange Commission (including, without limitation, all 10-Q, 10-K and 8-Q reports); (B) all reports, proxy statements and financial statements sent or made available by Borrower or any of its Subsidiaries to its security holders; and (C) all press releases and other similar public concerning any material developments in the business of Borrower or any of its Subsidiaries made available by Borrower or any of its Subsidiaries to the public generally;

              (vi) As soon as available and in no event later than thirty (30) days before the first day of each fiscal year of Borrower, the consolidated plan and forecast of Borrower and its Subsidiaries for such fiscal year, including quarterly cash flow projections; and

             (vii) Such other instruments, agreements, certificates, opinions, statements, documents and information relating to the operations or condition (financial or otherwise) of Borrower or its Subsidiaries, and compliance by Borrower with the terms of this Agreement and the other Credit Documents as Agent may from time to time reasonably request.

          (b) Books and Records.  Borrower and its Subsidiaries shall at all
              -----------------
     times keep proper books of record and account in which full, true and correct entries will be made of their transactions in accordance with GAAP.

          (c) Inspections.  Borrower and its Subsidiaries shall permit any
              -----------
     Person designated by any Lender, upon reasonable notice and during normal business hours, to visit and inspect any of the properties and offices of Borrower and its Subsidiaries, to examine the books and records of Borrower and its Subsidiaries and make copies thereof and to discuss the affairs, finances and business of Borrower and its Subsidiaries with, and to be advised as to the same by, their officers, auditors and accountants, all at such times and intervals as any Lender may reasonably request; provided,
                                                                    --------
     however, that, if no Default or Event of Default has occurred and is
     -------
     continuing, Borrower shall not be required to permit more than four (4) such visits for inspection and examination in any fiscal year.

          (d) Insurance.  Borrower and its Subsidiaries shall:
              ---------

               (i) Carry and maintain insurance of the types and in the amounts customarily carried from time to time during the term of this Agreement by others engaged in substantially the same business as such Person and operating in the same geographic area as such Person, including, but not limited to, fire, public liability, property damage and worker's compensation;

              (ii) Carry and maintain each policy for such insurance with (A) a company which is rated A or better by A.M. Best and Company at the time such policy is placed and at the time of each annual renewal thereof or (B) any other insurer which is reasonably satisfactory to Agent; and

             (iii) Deliver to Agent from time to time, as Agent may request, schedules setting forth all insurance then in effect.

          (e) Governmental Charges and Other Indebtedness.  Borrower and its
              -------------------------------------------
     Subsidiaries shall promptly pay and discharge when due (i) all taxes and other Governmental Charges prior to the date upon which penalties accrue thereon, (ii) all indebtedness which, if unpaid, could become a Lien upon the property of Borrower or its Subsidiaries and (iii) all other indebtedness which, if unpaid, is reasonably likely to have a Material Adverse Effect, except such Indebtedness as may in good faith be contested or disputed, or for which arrangements for deferred payment have been made, provided that in each such case appropriate reserves are maintained to the reasonable satisfaction of Agent.

          (f) Use of Proceeds.  Borrower shall use the proceeds of the Loans
              ---------------
     only for the respective purposes set forth in Subparagraph 2.01(g) and
                                                   --------------------
     Subparagraph 2.02(f).  Borrower shall not use any part of the proceeds of
     --------------------
     any Loan, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock or for the purpose of purchasing or carrying or trading in any securities under such circumstances as to involve Borrower, any Lender or Agent in a violation of Regulations G, T, U or X issued by the Federal Reserve Board.

          (g) General Business Operations.  Each of Borrower and its
              ---------------------------
     Subsidiaries shall (i) preserve and maintain its corporate existence and all of its rights, privileges and franchises reasonably necessary to the conduct of its business, (ii) conduct its business activities in compliance with all Requirements of Law and Contractual Obligations applicable to such Person, the violation of which is reasonably likely to have a Material Adverse Effect and (iii) keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted. Borrower shall maintain its chief executive office and principal place of business in the United States and shall not relocate its chief executive office or principal place of business outside of California except upon not less than ninety (90) days prior written notice to Agent.

          (h) Pari Passu Ranking.  Borrower shall take, or cause to be taken,
              ------------------
     all actions necessary to ensure that the

     Obligations of Borrower are and continue to rank at least pari passu in
                                                               ---- -----
     right of payment with all other unsecured Indebtedness of Borrower.

     5.02.     Negative Covenants.  Until the termination of this Agreement and
               ------------------
the satisfaction in full by Borrower of all Obligations, Borrower will comply, and will cause compliance, with the following negative covenants, unless Required Lenders shall otherwise consent in writing:

          (a) Indebtedness.  Neither Borrower nor any of its Subsidiaries shall
              ------------
     create, incur, assume or permit to exist any Indebtedness or any Guaranty Obligations except for the following ("Permitted Indebtedness"):
                                            ----------------------

               (i) The Obligations of Borrower under the Credit Documents;

              (ii) Indebtedness of Borrower and its Subsidiaries listed in

          Schedule 5.02(a) and existing on the date of this Agreement;
          ----------------

             (iii) Indebtedness of Borrower and its Subsidiaries arising from the endorsement of instruments for collection in the ordinary course of Borrower's or a Subsidiary's business;

              (iv) Indebtedness of Borrower and its Subsidiaries for trade accounts payable, provided that (A) such accounts arise in the ordinary course of business and (B) no material part of such account is more than ninety (90) days past due (unless subject to a bona fide dispute and for which adequate reserves have been established);

               (v) Indebtedness of Borrower and its Subsidiaries under Rate Contracts, provided that all such arrangements are entered into in connection with bona fide hedging operations and not for speculation;

              (vi) Indebtedness of Borrower and its Subsidiaries under purchase money loans and Capital Leases incurred by Borrower or any of its Subsidiaries to finance the acquisition by such Person of real property, fixtures or equipment provided that in each case, (A) such Indebtedness is incurred by such Person at the time of, or not later than forty-five (45) days after, the acquisition by such Person of the property so financed and (B) such Indebtedness does not exceed the purchase price of the property so financed;

             (vii)  Subordinated Indebtedness of Borrower and its Subsidiaries;

            (viii) Indebtedness of Borrower and its Subsidiaries under initial or successive refinancings of any Indebtedness permitted by clause
                                                                      ------
          (ii) above, provided that (A) the principal amount of any such
          ----
          refinancing does not exceed the principal amount of the Indebtedness being refinanced and (B) the material terms and provisions of any such refinancing (including maturity, redemption, prepayment, default and subordination provisions) are no less favorable to the Lenders than the Indebtedness being refinanced;

              (ix) Indebtedness of Borrower and its Subsidiaries with respect to Surety Instruments incurred in the ordinary course of business;

               (x) Guaranty Obligations of Borrower in respect of Permitted Indebtedness of its Subsidiaries;

              (xi) Indebtedness of Borrower to any of its Subsidiaries, Indebtedness of any of Borrower's Subsidiaries to Borrower or Indebtedness of any of Borrower's Subsidiaries to any of Borrower's other Subsidiaries, provided that (A) any Indebtedness of Borrower to any of its Subsidiaries and any Indebtedness of any of Borrower's Subsidiaries to Borrower shall be subject to Subparagraph 5.02(j) and
                                                       --------------------
          (B) any Indebtedness of Borrower to any of its Subsidiaries is Subordinated Indebtedness; and

              (xii) Indebtedness of Borrower's Japanese Subsidiary with respect to the sale, transfer or assignment of accounts receivable of such Subsidiary and certain rights and property related to the collection of or constituting proceeds of such accounts receivable, provided that such sale, assignment or transfer is (A) in the ordinary course of business, (B) for cash, (C) with recourse to such Subsidiary in an amount not to exceed the aggregate face amount of the accounts receivable sold and certain additional interest charges with respect to such Indebtedness, (D) otherwise permitted under Subparagraph
                                                              ------------
          5.02(c)(vii), and (E) both immediately before and after giving effect
          ------------
          to such Indebtedness, no Default or Event of Default shall have occurred and be continuing.

          (b) Liens.  Neither Borrower nor any of its Subsidiaries shall create,
              -----
     incur, assume or permit to exist any Lien on or with respect to any of its assets or property of any character, whether now owned or hereafter acquired, except for the following ("Permitted Liens"):
                 ---------------

               (i) Liens in favor of Agent or any Lender securing the Obligations;

              (ii) Liens listed in Schedule 5.02(b) and existing on the date of
                                   ----------------
          this Agreement;

             (iii) Liens for taxes or other Governmental Charges not at the time delinquent or thereafter payable without penalty or being contested in good faith, provided that adequate reserves for the payment thereof have been established in accordance with GAAP;

              (iv) Liens of carriers, warehousemen, mechanics, materialmen, vendors, and landlords and other similar Liens imposed by law incurred in the ordinary course of business for sums not overdue or being contested in good faith, provided that adequate reserves for the payment thereof have been established in accordance with GAAP;

               (v) Deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations of surety or appeal bonds or to secure indemnity, performance or other similar bonds in the ordinary course of business;

              (vi) Zoning restrictions, easements, rights-of-way, title irregularities and other similar encumbrances, which alone or in the aggregate are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of Borrower or any of its Subsidiaries;

             (vii) Banker's Liens and similar Liens (including set-off rights) in respect of bank deposits;

            (viii) Liens on property or assets of any corporation which becomes a Subsidiary of Borrower after the date of this Agreement, provided that (A) such Liens exist at the time the stock of such corporation is acquired by Borrower and (B) such Liens were not created in contemplation of such acquisition by Borrower;

              (ix) Judgement Liens, provided that such Liens do not have a value in excess of $5,000,000 or such Liens are released, stayed, vacated or otherwise dismissed within thirty
          (30) days after issue or levy and, if so stayed, such stay is not thereafter removed;

               (x) Rights of (A) vendors or lessors under conditional sale agreements, Capital Leases or other title retention agreements, provided that, in each case, (1) such rights secure or otherwise relate to Permitted Indebtedness, (2) such rights do not extend to any property other than property acquired with the proceeds of such Permitted Indebtedness and (3) such rights do not secure any Indebtedness other than such Permitted Indebtedness and (B) lessors under operating leases;

              (xi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties and in connection with the importation of goods in the ordinary course of Borrower's and its Subsidiaries' businesses;

             (xii) Liens securing Indebtedness which constitutes Permitted Indebtedness under clause (vi) of Subparagraph 5.02(a) provided that,
                             -----------------------------------
          in each case, such Lien (A) covers only those assets, the acquisition of which was financed by such Permitted Indebtedness, and (B) secures only such Permitted Indebtedness;

            (xiii) Liens securing Indebtedness which constitutes Permitted Indebtedness under clause (xii) of Subparagraph 5.02(a) provided that,
                             ------------------------------------
          in each case, such Lien (A) secures only such Permitted Indebtedness, and (B) such Liens do not extend to any assets or property other than the assets or property sold (other than cash pledged under certain circumstances to secure such Permitted Indebtedness in an aggregate amount not to exceed $7,500,000 in the aggregate during the term of this Agreement, provided that both immediately before and after giving effect to any such cash collateralization, Borrower shall be in compliance with the financial covenants set forth in Paragraph 5.03
                                                               --------------
          and no other Default or Event of Default shall have occurred and be continuing);

             (xiv) Liens on the property or assets of any Subsidiary of Borrower in favor of Borrower or any other Subsidiary of Borrower;

              (xv) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by the Liens described in clause (ii) or (xii) above, provided that any extension, renewal or
          --------------------
          replacement Lien (A) is limited to the property covered by the existing Lien and (B) secures Indebtedness which is no greater in amount and has material terms no less favorable to the Lenders than the Indebtedness secured by the existing Lien;

             (xvi) Liens on insurance proceeds in favor of insurance companies with respect to the financing of insurance premiums; and

            (xvii) Liens in inventory of Borrower in favor of Kanematsu USA, Inc. or Kanematsu Corporation (collectively, "Kanematsu") to secure deposits made by Kanematsu with Borrower on the purchase prices of semiconductor pattern generation equipment ordered by Kanematsu from Borrower, provided that each such Lien (A) covers only (1) the equipment ordered by Kanematsu pursuant to a purchase order which has been delivered to Borrower and (2) the parts and other inventory of Borrower which will be used to build such equipment, (B) secures only the deposit on the purchase price for such equipment which has been delivered to Borrower and (C) terminates upon the delivery of such equipment to Kanematsu or the ultimate purchaser thereof or the return to Kanematsu of such deposit.

          (c) Asset Dispositions.  Neither Borrower nor any of its Subsidiaries
              ------------------
     shall sell, lease, transfer or otherwise dispose of all or any substantial part of its assets or property, whether now owned or hereafter acquired, except for the following:

               (i) Sales of inventory by Borrower and its Subsidiaries in the ordinary course of their businesses;

              (ii) Sales of surplus, damaged, worn or obsolete equipment or inventory for not less than fair market value;

             (iii) Sales or other dispositions of Investments permitted by clause (i) of Subparagraph 5.02(e) for not less than fair market
          ----------------------------------
          value;

              (iv) Sales or assignments of defaulted receivables to a collection agency in the ordinary course of business;

               (v) Licenses by Borrower or its Subsidiaries of its patents, copyrights, trademarks, trade names and service marks in the ordinary course of its business provided that, in each case, the terms of the transaction are terms which then would prevail in the market for similar transactions between unaffiliated parties dealing at arm's length;

              (vi) Sales or other dispositions of assets and property by Borrower to any of Borrower's Subsidiaries or by any of Borrower's Subsidiaries to Borrower or any of its other Subsidiaries, provided that the terms of any such sales or other dispositions by or to Borrower are terms which are no less favorable to Borrower then would prevail in the market for similar transactions between unaffiliated parties dealing at arm's length;

             (vii) Sales, for cash, in the ordinary course of business of accounts receivable of Borrower's Japanese Subsidiary and certain rights and property of such Subsidiary related to the collection of or constituting proceeds of such accounts receivable, with or without recourse, at a discount rate not to exceed ten percent (10%); and

            (viii) Other sales, leases, transfers and disposals of assets and property, provided that the aggregate value of all such assets and property (based upon the greater of the fair market or book value of such assets and property) so sold, leased, transferred or otherwise disposed of in any fiscal year does not exceed five percent (5%) of Borrower's Tangible Net Worth on the last day of the immediately preceding fiscal year.

          (d) Mergers, Acquisitions, Etc.  Neither Borrower nor any of its
              ---------------------------
     Subsidiaries shall consolidate with or merge into any other Person or permit any other Person to merge into it, acquire or establish any Subsidiary or acquire all or substantially all of the assets of any other Person, except that:

               (i) Any Person may merge into Borrower, provided that (A) Borrower is the surviving corporation and (B) no Default or Event of Default has occurred and is continuing at the time of such merger or will occur or exist upon the consummation of such merger; and

              (ii) Any wholly-owned Subsidiary of Borrower may merge into any other wholly-owned Subsidiary of Borrower.

          (e) Investments.  Neither Borrower nor any of its Subsidiaries shall
              -----------
     make any Investment except for Investments in the following:

               (i) Investments in Cash Equivalents;

              (ii) Investments permitted by the investment policy of Borrower set forth in Schedule 5.02(e) or, if any changes to the investment
                       ----------------
          policy of Borrower are hereafter duly approved by the Board of Directors of Borrower, in any subsequent investment policy which is the most recent investment policy delivered by Borrower to Agent with a certificate of Borrower's chief financial officer to the effect that such investment policy has been duly approved by Borrower's Board of Directors and is then in effect;

             (iii) Loans and other extensions of credit by Borrower and its Subsidiaries to each other to the extent permitted by clause (xi) of
                                                                --------------
          Subparagraph 5.02(a) and other types of Investments by Borrower and
          --------------------
          its Subsidiaries to each other;

              (iv) Investments consisting of loans to employees, officers and directors, provided that the aggregate principal amount of such loans does not exceed $5,000,000 at any time;

               (v) Investments of Borrower and its Subsidiaries in Rate Contracts, provided that all such arrangements are entered into in connection with bona fide hedging operations and not for speculation; and

              (vi) Other Investments, provided that the aggregate amount of such other Investments does not exceed at any time ten percent (10%) of Borrower's Tangible Net Worth at such time.

          (f) Dividends, Redemptions, Etc.  Neither Borrower nor any of its
              ----------------------------
     Subsidiaries shall pay any dividends or make any distributions on its Equity Securities; purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities; return any capital to any holder of its Equity Securities as such; make any distribution of assets, Equity Securities, obligations or securities to any holder of its Equity Securities as such; or set apart any sum for any such purpose; except as follows:

               (i) Either Borrower or any of its Subsidiaries may pay dividends on its capital stock payable solely in such Person's own capital stock;

              (ii) Any Subsidiary of Borrower may pay dividends to Borrower; and

             (iii) Borrower may repurchase its Equity Securities, provided that the aggregate amount of such repurchases does not exceed $5,000,000 during the period which begins on the date of this Agreement and ends on the date when all of the Commitments are terminated and all of the Obligations are repaid in full.

          (g) Change in Business.  Neither Borrower nor any of its Subsidiaries
              ------------------
     shall engage, either directly or indirectly through Affiliates, in any business that is substantially different from the semi-conductor market (including semi-conductor capital equipment), the pattern generation market and any strategic component parts in relation thereto.

          (h) Indebtedness Payments, Etc.  Neither Borrower nor any of its
              --------------------------
     Subsidiaries shall (i) prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled payment thereof any Subordinated Indebtedness or (ii) amend, modify or otherwise change any of the subordination or other provisions of any document, instrument or agreement evidencing Subordinated Indebtedness in a manner which adversely affects the material rights of the Agent or Lenders.

          (i) ERISA.  Neither Borrower nor any ERISA Affiliate shall (i) adopt
              -----
     or institute any Employee Benefit Plan that is an employee pension benefit plan within the meaning of Section 3(2) of ERISA, (ii) take any action which will result in the partial or complete withdrawal, within the meanings of sections 4203 and 4205 of ERISA, from a Multiemployer Plan,
     (iii) engage or permit any Person to engage in any transaction prohibited by section 406 of ERISA or section 4975 of the Code involving any Employee Benefit Plan or Multiemployer Plan which would subject either Borrower or any ERISA Affiliate to any tax, penalty or other liability including a liability to indemnify, (iv) incur or allow to exist any accumulated funding deficiency (within the meaning of section 412 of the Code or section 302 of ERISA), (v) fail to make full payment when due of all amounts due as contributions to any Employee Benefit Plan or Multiemployer Plan, (vi) fail to comply with the requirements of section 4980B of the Code or Part 6 of Title I(B) of ERISA, or (vii) adopt any amendment to any Employee Benefit Plan which would require the posting of security pursuant to section 401(a)(29) of the Code, where singly or cumulatively, the above would have a Material Adverse Effect.

          (j) Transactions With Affiliates.  Neither Borrower nor any of its
              ----------------------------
     Subsidiaries shall enter into any Contractual Obligation with any Affiliate or engage in any other transaction with any Affiliate except upon terms at least as favorable to Borrower or such Subsidiary as an arms-length transaction with unaffiliated Persons.

          (k) Accounting Changes.  Neither Borrower nor any of its Subsidiaries
              ------------------
     shall (i) change its fiscal year (currently August 1 through July 31) or
     (ii) except as required by GAAP, change its accounting practices in any manner which would affect Borrower's compliance with Paragraph 5.03.
                                                          --------------

     5.03.     Financial Covenants.  Until the termination of this Agreement and
               -------------------
the satisfaction in full by Borrower of all Obligations, Borrower will comply, and will cause compliance, with the following financial covenants, unless Required Lenders shall otherwise consent in writing:

          (a) Leverage Ratio.  Borrower shall not permit the Leverage Ratio of
              --------------
     Borrower and its Subsidiaries on the last day of any fiscal quarter set forth below to be greater than the ratio set forth opposite such quarter below:

               Quarters ending on
                    July 31, 1996 &
                    October 31, 1996          0.30 to 1.00;

               Each quarter thereafter          0.25 to 1.00.

          (b) Current Ratio.  Borrower shall not permit the Current Ratio of
              -------------
     Borrower and its Subsidiaries to be less than 1.25 to 1.00 on the last day of any fiscal quarter.

          (c) Net Worth.  Borrower shall not permit the net worth of Borrower
              ---------
     and its Subsidiaries on the last day of any fiscal quarter (such day to be referred to herein as a "determination date") which commences after April 30, 1996 (such date to be referred to herein as the "base date") to be less than the sum on such determination date of the following:

               (i)  $50,000,000;

              (ii) Seventy-five percent (75%) of the sum of the consolidated quarterly Adjusted Net Income (ignoring any quarterly losses) of Borrower and its Subsidiaries for each quarter after the base date through and including the quarter ending on the determination date; and

             (iii) Fifty percent (50%) of the Net Proceeds realized by Borrower and its Subsidiaries from the issuance of Equity Securities during the period commencing on the base date and ending on the determination date.

          (d) Cash Balances.  Borrower shall not permit the Cash Balances of
              -------------
     Borrower and its Subsidiaries to be less than $25,000,000 on the last day of any fiscal quarter.

          (e) Debt Service Coverage Ratio.  Borrower shall not permit the Debt
              ---------------------------
     Service Coverage Ratio of Borrower and its Subsidiaries for any consecutive four-quarter period ending on any date set forth below to be greater than the ratio set forth opposite such date:

            July 31, 1996.......................2.00 to 1.00;
            October 31, 1996....................2.00 to 1.00;
            January 31, 1997....................3.00 to 1.00;
            April 30, 1997......................4.00 to 1.00;
            July 31, 1997.......................4.00 to 1.00;
            The last day of each fiscal quarter
                    ending thereafter...........5.00 to 1.00.

          (f) Profitability.  Borrower shall not permit:
              -------------

               (i) The Adjusted Net Income or Operating Income of Borrower and its Subsidiaries for more than one quarter in any consecutive four-quarter period to be a loss or for any such loss to exceed $5,000,000; or

              (ii) The cumulative Adjusted Net Income of Borrower and its Subsidiaries for any consecutive four-quarter period to be less than $1.00.


SECTION VI.    DEFAULT.
               -------

     6.01.     Events of Default.  The occurrence or existence of any one or
               -----------------
more of the following shall constitute an "Event of Default" hereunder:
                                           -------- -------

          (a) Non-Payment. Borrower shall (i) fail to pay when due any principal
              -----------
     of any Loan, (ii) fail to pay within two (2) days after the same becomes due, any interest or fees required under the terms of this Agreement or any of the other Credit Documents, or (iii) fail to pay within five (5) days after the same becomes due, any other amount required under the terms of this Agreement or any of the other Credit Documents; or

          (b) Specific Defaults.  Borrower or any of its Subsidiary shall fail
              -----------------
     to observe or perform any covenant, obligation, condition or agreement set forth in Subparagraph 5.01(d), Paragraph 5.02 or Paragraph 5.03; or
              --------------------  --------------    --------------

          (c) Other Defaults.  Borrower or any of its Subsidiaries shall fail to
              --------------
     observe or perform any other covenant, obligation, condition or agreement contained in this Agreement or the other Credit Documents and such failure shall continue for thirty (30) days after the earlier of (i) the date an officer of Borrower first knew or should have known of such failure and
     (ii) the date Agent delivers to Borrower a notice of such failure; or

          (d) Representations and Warranties.  Any representation, warranty,
              ------------------------------
     certificate, information or other statement (financial or otherwise) made or furnished by or on behalf of Borrower or any of its Subsidiaries to Agent or any Lender in or in connection with this Agreement or any of the other Credit Documents, or as an inducement to Agent or any Lender to enter into this Agreement, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

          (e) Cross-Default.  Borrower or any of its Subsidiaries (i) shall fail
              -------------
     to make any payment when due on account of any Indebtedness or Contingent Obligation of such Person (excluding the Obligations but including all other Indebtedness and Contingent Obligations of Borrower or any of its Subsidiaries to Agent or any Lender) and such failure shall continue beyond any period of grace provided with respect thereto, if the amount of such payment exceeds $5,000,000 or the effect of such failure is to cause, or permit the holder or holders thereof to cause, Indebtedness and/or Contingent Obligations in an aggregate amount exceeding $5,000,000 to become due or (ii) shall default in the observance or performance of any other agreement, term or condition contained in any agreement or instrument evidencing such Indebtedness or Contingent Obligation, if the effect of such default is to cause, or permit the holder or holders thereof to cause, Indebtedness and/or Contingent Obligations in an aggregate amount exceeding $5,000,000 to become due; or

          (f) Insolvency, Voluntary Proceedings.  Borrower or any of its
              ---------------------------------
     Subsidiaries shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing; or

          (g) Involuntary Proceedings.  Proceedings for the appointment of a
              -----------------------
     receiver, trustee, liquidator or custodian of Borrower or any of its Subsidiaries or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Borrower or any of its Subsidiaries or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement; or

          (h) Judgments.  (i) A final judgment or order for the payment of money
              ---------
     in excess of $5,000,000 (exclusive of amounts covered by insurance issued by an insurer not an Affiliate of Borrower and otherwise satisfying the requirements set forth in Subparagraph 5.01(d)) shall be rendered against
                               --------------------
     Borrower or any of its Subsidiaries and the same shall remain undischarged for a period of sixty (60) days during which execution shall not be effectively stayed or (ii) any judgment, writ, assessment, warrant of attachment, tax lien or execution or similar process shall be issued or levied against a substantial part of the property of Borrower or any of its Subsidiaries and such judgment, writ, or similar process shall not be released, stayed, vacated or otherwise dismissed within sixty (60) days after issue or levy; or

          (i) Credit Documents.  Any Credit Document or any material term
              ----------------
     thereof shall cease to be, or be asserted by Borrower or any of its Subsidiaries not to be, a legal, valid and binding obligation of Borrower or any of its Subsidiaries enforceable in accordance with its terms; or

          (j) ERISA.  Any Reportable Event which constitutes grounds for the
              -----
     termination of any Employee Benefit Plan by the PBGC or for the appointment of a trustee by the PBGC to administer any Employee Benefit Plan shall occur, or any Employee Benefit Plan shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by the PBGC to administer any Employee Benefit Plan; or

          (k) Change of Control.  Any Change of Control shall occur; or
              -----------------

          (l) Material Adverse Effect.  Any event(s) or condition(s) which has a
              -----------------------
     Material Adverse Effect shall occur or exist.

     6.02.     Remedies.  At any time after the occurrence and during the
               --------
continuance of any Event of Default (other than an Event of Default referred to in Subparagraph 6.01(f) or 6.01(g)), Agent may, with the consent of the Required
   --------------------    -------
Lenders, or shall, upon instructions from the Required Lenders, by written notice to Borrower, (a) terminate the Commitments and the obligations of the Lenders to make Loans and/or (b) declare all outstanding Obligations payable by Borrower to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Subparagraph
                                                                 ------------
6.01(f) or 6.01(g), immediately and without notice, (i) the Commitments and the
- -------    -------
obligations of the Lenders to make Loans shall automatically terminate and (ii) all outstanding Obligations payable by Borrower hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Agent may exercise any other right, power or remedy available to it under any of the Credit Documents or otherwise by law, either by suit in equity or by action at law, or both. Immediately after taking any action under this

Paragraph 6.02, Agent shall notify each Lender of such action.
- --------------


SECTION VII.   THE AGENT AND RELATIONS AMONG LENDERS.
               -------------------------------------

     7.01.     Appointment, Powers and Immunities.  Each Lender hereby appoints
               ----------------------------------
and authorizes Agent to act as its agent hereunder and under the other Credit Documents with such powers as are expressly delegated to Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement or in any other Credit Document, be a trustee for any Lender or have any fiduciary duty to any Lender. Notwithstanding anything to the contrary contained herein Agent shall not be required to take any action which is contrary to this Agreement or any other Credit Document or any applicable Governmental Rule. Neither Agent nor any Lender shall be responsible to any other Lender for any recitals, statements, representations or warranties made by Borrower or any of its Subsidiaries contained in this Agreement or in any other Credit Document, for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other

Credit Document or for any failure by Borrower or any of its Subsidiaries to perform their respective obligations hereunder or thereunder. Agent may employ agents and attorneys-in-fact and shall not be responsible to any Lender for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither Agent nor any of its directors, officers, employees, agents or advisors shall be responsible to any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Credit Document or in connection herewith or therewith, except for its or their own gross negligence or wilful misconduct. Except as otherwise provided under this Agreement, Agent shall take such action with respect to the Credit Documents as shall be directed by the Required Lenders.

     7.02.     Reliance by Agent.  Agent shall be entitled to rely upon any
               -----------------
certificate, notice or other document (including any cable, telegram, facsimile or telex) believed by it in good faith to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Agent with reasonable care. As to any other matters not expressly provided for by this Agreement, Agent shall not be required to take any action or exercise any discretion, but shall be required to act or to refrain from acting upon instructions of the Required Lenders and shall in all cases be fully protected by the Lenders in acting, or in refraining from acting, hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

     7.03.     Defaults.  Agent shall not be deemed to have knowledge or notice
               --------
of the occurrence of any Default or Event of Default unless Agent has received a written notice from a Lender or Borrower, referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "Notice of Default". If Agent receives such a notice of the occurrence of a Default or Event of Default, Agent shall give prompt notice thereof to the Lenders. Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided,
                                                                 --------
however, that until Agent shall have received such directions, Agent may (but
- -------
shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

     7.04.     Indemnification.  Without limiting the Obligations of Borrower
               ---------------
hereunder, each Lender agrees to indemnify Agent, ratably in accordance with their Proportionate Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against Agent in any way relating to or arising out of this Agreement or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof; provided, however, that no Lender shall be liable for any of the foregoing to the extent they arise from Agent's gross negligence or wilful misconduct. Agent shall be fully justified in refusing to take or in continuing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The obligations of each Lender under this Paragraph 7.04 shall survive the payment and performance of the Obligations, the termination of this Agreement and any Lender ceasing to be a party to this Agreement (with respect to events which occurred prior to the time such Lender ceased to be a Lender hereunder).

     7.05.     Non-Reliance.  Each Lender represents that it has, independently
               ------------
and without reliance on Agent, or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of the business, prospects, management, financial condition and affairs of Borrower and the Subsidiaries and its own decision to enter into this Agreement and agrees that it will, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action under this Agreement. Neither Agent nor any of its affiliates nor any of their respective directors, officers, employees, agents or advisors shall (a) be required to keep any Lender informed as to the performance or observance by Borrower or any of its Subsidiaries of the obligations under this Agreement or any other document referred to or provided for herein or to make inquiry of, or to inspect the properties or books of Borrower or any of its Subsidiaries; (b) have any duty or responsibility to provide any Lender with any credit or other information concerning Borrower or any of its Subsidiaries which may come into the possession of Agent, except for notices, reports and other documents and information expressly required to be furnished to the Lenders by Agent hereunder; or (c) be responsible to any Lender for (i) any recital, statement, representation or warranty made by Borrower or any officer, employee or agent of Borrower in this Agreement or in any of the other Credit Documents, (ii) the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any Credit Document, (iii) the value or sufficiency of any collateral or the validity or perfection of any of the liens or security interests intended to be created by the Credit Documents or (iv) any failure by Borrower to perform its obligations under this Agreement or any other Credit Document.

     7.06.     Resignation or Removal of Agent.  Agent may resign at any time by
               -------------------------------
giving thirty (30) days prior written notice thereof to Borrower and the Lenders, and Agent may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent, which Agent, if not a Lender, shall be reasonably acceptable to Borrower; provided, however, that Borrower
                                            --------  -------
shall have no right to approve a successor Agent if a Default or an Event of Default has occurred and is continuing. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from the duties and obligations thereafter arising hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section VII
                                                                  -----------
shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

     7.07.     Authorization.  Agent is hereby authorized by the Lenders to
               -------------
execute, deliver and perform, each of the Credit Documents to which Agent is or is intended to be a party and each Lender agrees to be bound by all of the agreements of Agent contained in the Credit Documents.

     7.08.     Agent in its Individual Capacity.  Agent and its affiliates may
               --------------------------------
make loans to, accept deposits from and generally engage in any kind of banking or other business with Borrower and its Subsidiaries and affiliates as though Agent were not Agent hereunder. With respect to Loans, if any, made by Agent in its capacity as a Lender, Agent in its capacity as a Lender shall have the same rights and powers under this Agreement and the other Credit Documents as any other Lender and may exercise the same as though it were not Agent, and the terms "Lender" or "Lenders" shall include Agent in its capacity as a Lender.


SECTION VIII.  MISCELLANEOUS.
               -------------

     8.01.     Notices.  Except as otherwise provided herein, all notices,
               -------
requests, demands, consents, instructions or other communications to or upon Borrower, any Lender or Agent under this Agreement or the other Credit Documents shall be in writing and faxed, mailed or delivered, if to Borrower or Agent, at its respective facsimile number or address set forth below or, if to any Lender, at the address or facsimile number specified beneath the heading "Address for Notices" under the name of such Lender in Schedule I (or to such other facsimile
                                          ----------
number or address for any party as indicated in any notice given by that party to the other parties). All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the Business Day following the deposit with such service; (b) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when faxed, upon confirmation of receipt; provided, however, that any notice
                                          --------  -------
delivered to Agent under Section II shall not be effective until received by
                         ----------
Agent.

          Agent:         ABN AMRO Bank N.V.
                         101 California Street, Suite 4550
                         San Francisco, CA  94111-5812
                         Attn:  Robin S. Yim
                         Telephone:  (415) 984-3712
                         Fax No:  (415) 362-3524

                         with a copy to:

                         ABN AMRO Bank N.V.
                         335 Madison Avenue
                         New York, NY  10017
                         Attn:  Linda Boardman
                         Telephone:  (212) 370-8509
                         Fax No:  (212) 682-0364

          Borrower:      Etec Systems, Inc
                         26460 Corporate Ave.
                         Hayward, CA  94545
                         Attn:  Melanie Mock
                         Telephone:  (510) 887-3649
                         Fax No:  (510) 732-1469

                         Attn:  Saul Arnold
                         Telephone:  (510) 887-3550
                         Fax No:  (510) 732-1469

Each Notice of Borrowing, Notice of Revolving Loan Conversion and Notice of Interest Period Selection shall be given by Borrower to Agent's office located at the address referred to above during Agent's normal business hours; provided,
                                                                       --------
however, that any such notice received by Agent after 10:00 a.m. on any Business
- -------
Day shall be deemed received by Agent on the next Business Day. In any case where this Agreement authorizes notices, requests, demands or other communications by Borrower to Agent or any Lender to be made by telephone or facsimile, Agent or any Lender may conclusively presume that anyone purporting to be a person designated in any incumbency certificate or other similar document received by Agent or a Lender is such a person.

     8.02.     Expenses.  Borrower shall pay on demand, whether or not any Loan
               --------
is made hereunder, (a) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Agent in connection with the preparation, negotiation, execution and delivery of, and the exercise of its duties under, this Agreement and the other Credit Documents, and the preparation, negotiation, execution and delivery of amendments and waivers hereunder and thereunder and (b) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Agent and the Lenders in the enforcement or attempted enforcement of any of the Obligations or in preserving any of Agent's or the Lenders' rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Credit Documents or the Obligations or any bankruptcy or similar proceeding involving Borrower or any of its Subsidiaries). As used herein, the term "reasonable attorneys' fees and expenses" shall include, without limitation, allocable costs and expenses of Agent's and Lenders' in-house legal counsel and staff. The obligations of Borrower under this Paragraph 8.02 shall survive the payment and performance of
                    --------------
the Obligations and the termination of this Agreement.

     8.03.     Indemnification.  To the fullest extent permitted by law,
               ---------------
Borrower agrees to protect, indemnify, defend and hold harmless Agent, the Lenders and their Affiliates and their respective directors, officers, employees, agents and advisors ("Indemnitees") from and against any and all
                                 -----------
liabilities, losses, damages or expenses of any kind or nature and from any suits, claims or demands (including in respect of or for reasonable attorney's fees and other expenses) arising on account of or in connection with any matter or thing or action or failure to act by Indemnitees, or any of them, arising out of or relating to the Credit Documents or any transaction contemplated thereby, including without limitation any use by Borrower of any proceeds of the Loans, except to the extent such liability arises from the willful misconduct or gross negligence of such Indemnitee. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Agent or any Lender believes is covered by this indemnity, Agent or such Lender shall give Borrower notice of the matter and an opportunity to defend it, at Borrower's sole cost and expense, with legal counsel satisfactory to Agent or such Lender, as the case may be. Agent or such Lender may also require Borrower to defend the matter. Any failure or delay of Agent or any Lender to notify Borrower of any such suit, claim or demand shall not relieve Borrower of its obligations under this Paragraph 8.03 but shall
                                                   --------------
reduce such obligations to the extent of any increase in those obligations caused solely by any such failure or delay which is unreasonable. The obligations of Borrower under this Paragraph 8.03 shall survive the payment and
                                   --------------
performance of the Obligations and the termination of this Agreement.

     8.04.     Waivers; Amendments.  Any term, covenant, agreement or condition
               -------------------
of this Agreement or any other Credit Document may be amended or waived, and any consent under this Agreement or any other Credit Document may be given, if such amendment, waiver or consent is in writing and is signed by Borrower and the Required Lenders (or Agent on behalf of the Required Lenders with the written approval of the Required Lenders); provided, however that:
                                   --------  -------

          (a) Any amendment, waiver or consent which would (i) increase the Total Revolving Loan Commitment or Total Term Loan Commitment, (ii) extend the Revolving Loan Maturity Date or the Term Loan Maturity Date, (iii) reduce the principal of or interest on any Loan or any fees or other amounts payable for the account of the Lenders hereunder, (iv) extend any scheduled principal, interest or fee payment date, (v) amend this Paragraph
                                                                       ---------
     8.04, or (vi) amend the definition of Required Lenders, must be in writing
     ----
     and signed or approved in writing by all Lenders;

          (b) Any amendment, waiver or consent which increases or decreases the Proportionate Share of any Lender must be in writing and signed by such Lender; and

          (c) Any amendment, waiver or consent which affects the rights or obligations of Agent must be in writing and signed by Agent.

No failure or delay by Agent or any Lender in exercising any right under this Agreement or any other Credit Document shall operate as a waiver thereof or of any other right hereunder or thereunder nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right hereunder or thereunder. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

     8.05.     Successors and Assigns.
               ----------------------

          (a) Binding Effect.  This Agreement and the other Credit Documents
              --------------
     shall be binding upon and inure to the benefit of Borrower, the Lenders, Agent, all future holders of the Notes and their respective successors and permitted assigns, except that Borrower may not assign or transfer any of its rights or obligations under any Credit Document without the prior written consent of Agent and each Lender. All references in this Agreement to any Person shall be deemed to include all successors and assigns of such Person.

          (b) Participations.  Any Lender may at any time sell to one or more
              --------------
     banks or other financial institutions

     ("Participants") participating interests in any Loan owing to such Lender,
       ------------
     any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under this Agreement and the other Credit Documents. In the event of any such sale by a Lender of participating interests, such Lender's obligations under this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of its Notes for all purposes under this Agreement and Borrower and Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement pursuant to which any such sale is effected may require the selling Lender to obtain the consent of the Participant in order for such Lender to agree in writing to any amendment, waiver or consent of a type specified in clause (i), (ii), (iii)
                                                         -----------------------
     or (iv) of Subparagraph 8.04(a) but may not otherwise require the selling
     -------------------------------
     Lender to obtain the consent of such Participant to any other amendment, waiver or consent hereunder. Borrower agrees that any Lender which has transferred any participating interest in its Commitment or Loans shall, notwithstanding any such transfer, be entitled to the full benefits accorded such Lender under Paragraph 2.10, Paragraph 2.11, and Paragraph
                                --------------  --------------      ---------
     2.12, as if such Lender had not made such transfer. Any Lender which sells
     ----
     a participating interest shall notify Borrower of such sale.

          (c) Assignments.  Any Lender may, at any time, sell and assign to any
              -----------
     Lender, any affiliate of a Lender or any other bank or financial institution (individually, an "Assignee Lender") all or a portion of its
                                    -------- ------
     rights and obligations under this Agreement and the other Credit Documents (such a sale and assignment to be referred to herein as an "Assignment")
                                                                 ----------
     pursuant to an assignment agreement in the form of Exhibit H (an
                                                        ---------
     "Assignment Agreement"), executed by each Assignee Lender and such assignor
     ---------------------
     Lender (an "Assignor Lender") and delivered to Agent for its acceptance and
                 ---------------
     recording in the Register; provided, however, that
                                --------  -------

               (i) Without the written consent of Borrower and Agent (which consent of Borrower and Agent shall not be unreasonably withheld), no Lender may make any Assignment to any Assignee Lender which is not, immediately prior to such Assignment, a Lender hereunder or an Affiliate thereof; or

              (ii) Without the written consent of Borrower and Agent (which consent of Borrower and Agent shall not be unreasonably withheld), no Lender may make any Assignment to any Assignee Lender if, after giving effect to such Assignment, the Commitment of such

          Lender or such Assignee Lender would be less than Five Million Dollars ($5,000,000) (except that a Lender may make an Assignment which reduces its Commitment to zero without the written consent of Borrower and Agent); or

             (iii) Without the written consent of Borrower and Agent (which consent of Borrower and Agent shall not be unreasonably withheld), no Lender may make any Assignment which does not assign and delegate an equal pro rata interest in such Lender's Revolving Loans, Term Loan, Commitments and all other rights, duties and obligations of such Lender under this Agreement and the other Credit Documents.

     Upon such execution, delivery, acceptance and recording of each Assignment Agreement, from and after the Assignment Effective Date determined pursuant to such Assignment Agreement, (A) each Assignee Lender thereunder shall be a Lender hereunder with a Proportionate Share as set forth on Attachment 1
                                                                   ------------
     to such Assignment Agreement (under the caption "Proportionate Share After
     ----------------------------
     Assignment") and shall have the rights, duties and obligations of such a Lender under this Agreement and the other Credit Documents, and (B) the Assignor Lender thereunder shall be a Lender with a Proportionate Share as set forth on Attachment 1 to such Assignment Agreement (under the caption
                  -----------------------------------------
     "Proportionate Share After Assignment"), or, if the Proportionate Share of the Assignor Lender has been reduced to 0%, the Assignor Lender shall cease to be a Lender and to have any obligation to make any Loan; provided,
                                                                 --------
     however, that any such Assignor Lender which ceases to be a Lender shall
     -------
     continue to be entitled to the benefits of any provision of this Agreement which by its terms survives the termination of this Agreement. Each Assignment Agreement shall be deemed to amend Schedule I to the extent, and
                                                   ----------
     only to the extent, necessary to reflect the addition of each Assignee Lender, the deletion of each Assignor Lender which reduces its Proportionate Share to 0% and the resulting adjustment of Proportionate Shares arising from the purchase by each Assignee Lender of all or a portion of the rights and obligations of an Assignor Lender under this Agreement and the other Credit Documents. On or prior to the Assignment Effective Date determined pursuant to each Assignment Agreement, Borrower, at its own expense, shall execute and deliver to Agent, in exchange for the surrendered Revolving Loan Note or Term Loan Note of the Assignor Lender thereunder, a new Revolving Loan Note or Term Loan Note to the order of each Assignee Lender thereunder (with each new Revolving Loan Note to be in an amount equal to the Commitment assumed by such Assignee Lender and each new Term Loan Note to be in the original principal amount of the Term Loan then held by such Assignee Lender) and, if the Assignor

     Lender is continuing as a Lender hereunder, a new Revolving Loan Note or Term Loan Note to the order of the Assignor Lender (with the new Revolving Loan Note to be in an amount equal to the Commitment retained by it and the new Term Loan Note to be in the original principal amount of the Term Loan retained by it). Each such new Revolving Loan shall be dated the Closing Date, each such new Term Loan Note shall be dated the Revolving Loan Maturity Note, and each such new Note shall otherwise be in the form of the Note replaced thereby. The Notes surrendered by the Assignor Lender shall be returned by Agent to Borrower marked "replaced". Each Assignee Lender which was not previously a Lender hereunder and which is not incorporated under the laws of the United States of America or a state thereof shall, within three (3) Business Days of becoming a Lender, deliver to Borrower and Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or successor applicable form), as the case may be, certifying in each case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes.

          (d) Register.  Agent shall maintain at its address referred to in
              --------
     Paragraph 8.01 a copy of each Assignment Agreement delivered to it and a
     --------------
     register (the "Register") for the recordation of the names and addresses of
                    --------
     the Lenders and the Proportionate Shares of each Lender from time to time. The entries in the Register shall be conclusive in the absence of manifest error, and Borrower, Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loans recorded therein for all purposes of this Agreement. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (e) Registration.  Upon its receipt of an Assignment Agreement
              ------------
     executed by an Assignor Lender and an Assignee Lender (and, to the extent required by Subparagraph 8.05(c), by Borrower and Agent) together with
                 --------------------
     payment to Agent by Assignor Lender of a registration and processing fee of $2,500, Agent shall (i) promptly accept such Assignment Agreement and (ii) on the Effective Date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and Borrower. Agent may, from time to time at its election, prepare and deliver to the Lenders and Borrower a revised

     Schedule I reflecting the names, addresses and respective Proportionate
     ----------
     Shares of all Lenders then parties hereto.

     8.06.     Setoff; Security Interest.
               -------------------------

          (a) Setoff.  In addition to any rights and remedies of the Lenders
              ------
     provided by law, each Lender shall have the right, with the prior consent of Agent but without prior notice to or consent of Borrower, any such notice and consent being expressly waived by Borrower to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default, to set-off and apply against the Obligations any amount owing from such Lender to Borrower. The aforesaid right of set-off may be exercised by such Lender against Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of Borrower or against anyone else claiming through or against Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off may not have been exercised by such Lender at any prior time. Each Lender agrees promptly to notify Borrower after any such set-off and application made by such Lender, provided that
                                                                 --------
     the failure to give such notice shall not affect the validity of such set-off and application.

          (b) Security Interest.  As security for the Obligations, Borrower
              -----------------
     hereby grants to Agent and each Lender, for the benefit of all Lenders, a continuing security interest in any and all deposit accounts or moneys of Borrower now or hereafter maintained with such Lender. Each Lender shall have all of the rights of a secured party with respect to such security interest.

     8.07.     No Third Party Rights.  Nothing expressed in or to be implied
               ---------------------
from this Agreement is intended to give, or shall be construed to give, any Person, other than the parties hereto and their permitted successors and assigns hereunder, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

     8.08.     Partial Invalidity.  If at any time any provision of this
               ------------------
Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

     8.09.     Jury Trial.  EACH OF BORROWER, THE LENDERS AND AGENT, TO THE
               ----------
FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE

RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY CREDIT DOCUMENT.

     8.10.     Counterparts.  This Agreement may be executed in any number of
               ------------
identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

     8.11.     Confidentiality.  Neither Agent nor any Lender shall disclose to
               ---------------
any Person any information with respect to Borrower or any of its Subsidiaries which is furnished pursuant to this Agreement, except that Agent or any Lender may disclose any such information (a) to its own directors, officers, employees, auditors, counsel and other advisors and to its Affiliates; (b) to any other Lender or Agent; (c) which is otherwise available to the public; (d) if required or appropriate in any report, statement or testimony submitted to any Governmental Authority having or claiming to have jurisdiction over such Lender or Agent; (e) if required or appropriate in response to any summons or subpoena or in connection with any litigation; (f) to comply with any Requirement of Law applicable to such Lender or Agent; (g) to any Participant or Assignee Lender or any prospective Participant or Assignee Lender, provided that such Participant or Assignee Lender or prospective Participant or Assignee Lender agrees to be bound by this Paragraph 8.11; or (h) otherwise with the prior consent of
              --------------
Borrower; provided, however, that any disclosure made in violation of this
          --------  -------
Agreement shall not affect the obligations of Borrower and its Subsidiaries under this Agreement and the other Credit Documents.

                      [The first signature page follows.]

          IN WITNESS WHEREOF, Borrower, the Lenders and Agent have caused this Agreement to be executed as of the day and year first above written.


BORROWER:                           ETEC SYSTEMS, INC.


                                    By:   /s/ Melanie Mock
                                       ---------------------------
                                       Name:  Melanie Mock
                                            ----------------------
                                       Title: Treasurer
                                             ---------------------



AGENT:                              ABN AMRO BANK N.V.

                                    By ABN AMRO North America, Inc.

                                    By:   /s/ Robin S. Yim
                                       ---------------------------
                                       Name:  Robin S. Yim
                                            ----------------------
                                       Title: VP and Director
                                             ---------------------

                                    By:   /s/ Robert N. Hartinger
                                       ---------------------------
                                       Name:  Robert N. Hartinger
                                            ----------------------
                                       Title: GVP and Director
                                             ---------------------



LENDERS:                            ABN AMRO BANK N.V.

                                    By ABN AMRO North America, Inc.

                                    By:   /s/ Robin S. Yim
                                       ---------------------------
                                       Name:  Robin S. Yim
                                            ----------------------
                                       Title: VP and Director
                                             ---------------------

                                    By:   /s/ Robert N. Hartinger
                                       ---------------------------
                                       Name:  Robert N. Hartinger
                                            ----------------------
                                       Title: GVP and Director
                                             ---------------------

                                  SCHEDULE I
                                  ----------

                                    LENDERS
                                    -------

                                        Proportionate
Lender                                      Share*
- ------                                  -------------
ABN AMRO BANK N.V.                      100.00000000%
- ------------------

Applicable Lending Office:

ABN AMRO Bank N.V.
San Francisco International
  Branch
101 California Street
Suite 4550
San Francisco, CA  94111-5812


Address for Notices:

ABN AMRO Bank N.V.
San Francisco International
  Branch
101 California Street
Suite 4550
San Francisco, CA  94111-5812
Attn:  Robin S. Yim

Telephone:(415) 984-3712
Fax:      (415) 362-3524


Wiring Instructions:

ABN AMRO Bank N.V.
ABA No.:  026-009-580
Account No.:  651001054541
Account Name: ABN AMRO San
              Francisco
              International
              Branch
Reference:  Etec Systems, Inc.

* To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

                                      I-1